                                    TRUSTEES
                                ROBERT H. ARNOLD
                                  ERIC BRUCKER
                               ROBERT J. CHRISTIAN
                              NICHOLAS A. GIORDANO
                                 LOUIS KLEIN JR.
                              CLEMENT C. MOORE, II
                                JOHN J. QUINDLEN
                               WILLIAM P. RICHARDS
                              ---------------------

                                    OFFICERS
                         ROBERT J. CHRISTIAN, PRESIDENT
                           ERIC CHEUNG, VICE PRESIDENT
                      JOSEPH M. FAHEY, JR., VICE PRESIDENT
                          JOHN R. GILES, VICE PRESIDENT
                           FRED FILOON, VICE PRESIDENT
                             PAT COLLETTI, TREASURER
                            -------------------------

                               INVESTMENT ADVISER
                      RODNEY SQUARE MANAGEMENT CORPORATION
                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                              WILMINGTON, DE 19890

                          CRAMER ROSENTHAL MCGLYNN, LLC
                             707 WESTCHESTER AVENUE
                             WHITE PLAINS, NY 10640

                         ROXBURY CAPITAL MANAGEMENT, LLC
                          100 WILSHIRE BLVD., SUITE 600
                             SANTA MONICA, CA 90401
                            ------------------------

                                   DISTRIBUTOR
                             PFPC DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406
                           ---------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                             ----------------------

                                    CUSTODIAN
                            WILMINGTON TRUST COMPANY
                                  DEUTSCHE BANK
                              ---------------------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON EQUITY PORTFOLIOS.

WEP-ANN-6/01

                                                                      WILMINGTON
                                                                           FUNDS


EQUITY PORTFOLIOS

                   - LARGE CAP GROWTH

                   - LARGE CAP CORE

                   - SMALL CAP CORE

                   - INTERNATIONAL MULTI-MANAGER

                   - LARGE CAP VALUE


                                     ANNUAL
                                  JUNE 30, 2001

WILMINGTON FUNDS -- EQUITY PORTFOLIOS

   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite six interest rate cuts since the beginning of the year, the economy remains in a weak state. Second quarter growth is likely to be near 0% as capital spending and consumer durable spending have weakened considerably. Technology spending is extremely weak. Nevertheless, there are signs that better times are ahead. The National Association of Purchasing Management survey rose from 41.2% in January to 44.7% in June. This index is designed to signal contractions at readings below 50%. So, even this latest, improved level simply suggests that while the worst may be behind us, the manufacturing sector is still weak. Toward the end of the quarter, the Commerce Department reported that factory orders rose a robust 2.5% in May. Even excluding the volatile transportation sector, orders rose 2.3%, the best report in a year.

     Some of the other traditional responses to interest rate cuts have been absent, however. The dollar has not declined, the equity market has not rebounded, and long-term interest rates have not come down. Uncertainty on how sensitive the economy is to changes in interest rates has been an issue since earlier this year. High energy prices and the bursting of the "Tech Bubble" seem to be easily offsetting what should have been a huge positive influence on the economy. Nevertheless, historical evidence suggests that the longer interest rates stay low, the better the chances for a strong economic rebound. With short-term rates now near 4%, it seems reasonable to expect some impact from the Federal Reserve's (the "Fed") policy, but it may take some additional time to pass before it appears.

     An ongoing bright spot in the economy is the inflation rate, despite the rise in energy prices. Inflation has actually improved slightly with the latest statistics as the core Consumer Price Index ("CPI") fell to a 2.5% year-over-year rate in May. Furthermore, energy prices seem to be dropping as West Texas Crude is near $26 per barrel versus $32 per barrel one year ago. With substantial worldwide manufacturing capacity and modest labor cost increases inflation should stay very low over the next 12-18 months. We expect the CPI to average in the 2.0% to 2.5% range over this period. Furthermore, the economy will indeed rebound this year in response to interest rate cuts. The quarter just ended should prove to be the low for this economic cycle with consecutive advances in both the current quarter and the final quarter of this year.

     Virtually every financial market index advanced in the second quarter. The lone exception was the MSCI/EAFE International Equity Index. The broad-based S&P 500 Index rose 5.8%, while the Dow Jones Industrial Index rose 6.7%. Growth stocks finally improved during the past quarter with the Russell 1000 Growth Index advancing 8.4%. Small cap stocks produced a very respectable increase, with the Russell 2000 Index up 14.4%.

     Despite these advances most major indexes remain in negative territory on a year to date basis. Small cap stocks have generally bucked this trend, with the Russell 2000 Index up 6.9%, lead mainly by value stocks. The Russell 2000 Value Index rose 12.8% so far this year.

     Lower interest rates have produced a generally benign environment for fixed income markets for the last 18 months. The trend continued in the second quarter as the Lehman Brothers Government/Credit Index advanced 0.3% and is up 3.5% so far this year and 11.1% over the last year.

     The outlook for the financial markets remains murky, with the positive influences of lower interest rates colliding head on with the stark reality of lower near term earnings results. Second quarter operating earnings for the S&P 500 companies will be about 14% below year ago results and will probably be down 10% in the current quarter. Consequently, the P/E ratio on these stocks is still an above average 27.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

LARGE CAP GROWTH PORTFOLIO

     The Large Cap Growth Portfolio declined 39.41% for the year ended June 30, 2001. The S&P 500 Index declined 14.83% and the Russell 1000 Growth Index declined 36.18% for the same period.

     The first half of 2001 saw a continuation of the economic slowdown which began late last year, most dramatically in the technology and telecommunications sectors. During the earlier period, equity markets encountered a convergence of powerful negative economic forces that together caused major sectors of the economy to slow and produced substantial declines in many sectors of the market.

     The effect of the Federal Reserve's ("Fed") earlier policy of monetary tightening had resulted in higher capital costs for businesses which in turn produced competition for investor dollars from fixed income investments and pressure on price to earnings ratios in stocks. Additionally, the Fed policy had its intended effect on businesses and capital spending began to slow rapidly late in the year.

     A plethora of downward earnings announcements from high-profile companies during the past three quarters have exacerbated investor concerns. Many stocks which had come into the period with high valuations have reported substantial reductions in revenues and profits.

     The result of converging economic and market forces is that the "irrational exuberance" of the past has been replaced by "irrational pessimism" among many investors. By the end of 2000, the NASDAQ composite had declined 51.1% from its high in March 2000. The composite has come down an additional 12.5% by mid-year 2001. The S&P 500 declined as well, losing 6.7% during the first two quarters of the year 2001.

     During the past two quarters, the Central Bank clearly had reversed its earlier policy of containment and is now taking measures to stimulate the economy and reverse the contraction. Fed actions have produced six cuts in interest rates so far this year, for a total of 2.75% in reductions from the rate peak in June 2000.

     Both stock and bond markets recently have signaled expectations of a "bottoming out" of the economic decline - the S&P 500 advanced 5.9% in the second quarter of 2001, while the fixed income yields have again produced a "normal" curve with higher yields for longer maturities. As of June 30, 2001, the ten largest holdings were:

      10 LARGEST HOLDINGS          PERCENT OF TOTAL ASSETS      10 LARGEST HOLDINGS         PERCENT OF TOTAL ASSETS
      -------------------          -----------------------      -------------------         -----------------------
      General Electric Co.                  4.07%               Qwest Communications                 3.17%
      American Int'l Group, Inc.            3.95%               Oracle Corp.                         3.11%
      Costco Wholesale Corp.                3.71%               Wal-Mart Stores, Inc.                3.09%
      TYCO Int'l, LTD.                      3.65%               Pharmacia Corp.                      3.08%
      Citigroup, Inc.                       3.28%               Viacom, Inc.                         3.08%

     The following graph compares the Large Cap Growth Portfolio, the Russell 1000 Growth Index and the S&P 500 Index for the past 10 years ended June 30, 2001.

                           LARGE CAP GROWTH PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[CHART]

                                                      AVERAGE ANNUAL TOTAL RETURN
                                                 -------------------------------------
                                                 1 YEAR          5 YEAR        10 YEAR
Large Cap Growth Portfolio                       (39.41)%         8.98%         12.41%
Russell 1000 Growth Index                        (36.18)%        10.97%         13.51%
S&P 500 Index                                    (14.83)%        14.48%         15.10%

                    LARGE CAP GROWTH PORTFOLIO    RUSSELL 1000 GROWTH INDEX     S&P 500 INDEX
6/30/1991                     $10,359                      $10,759                 $10,739
6/30/1992                     $11,459                      $12,345                 $12,186
6/30/1993                     $13,604                      $14,231                 $13,841
6/30/1994                     $14,382                      $14,328                 $14,026
6/30/1995                     $17,453                      $17,977                 $17,677
6/30/1996                     $21,701                      $22,698                 $22,282
6/30/1997                     $27,973                      $30,020                 $30,005
6/30/1998                     $34,454                      $39,071                 $39,070
6/30/1999                     $41,314                      $47,635                 $47,962
6/30/2000                     $55,059                      $59,853                 $51,439
6/30/2001                     $32,204                      $35,505                 $40,797

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total returns would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Growth Index and the S&P 500 Index are unmanaged stock market indices without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distrubitors, Inc. See Financial Highlights on page 16.

LARGE CAP CORE PORTFOLIO

     The Large Cap Core Portfolio declined 21.50% for the year ended June 30, 2001. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined 14.83% for the same period.

     As of the date of this report, the Large Cap Core Portfolio is diversified across all Standard & Poor's economic sectors with slight emphasis to health care, consumer staples and capital goods. During the year, the Large Cap Core Portfolio benefited from its overweight in financials, utilities and health care, which was more than offset by the performance in technology. The portfolio performance was also hampered by the performance shift from large capitalization to smaller capitalization companies. The Large Cap Core Portfolio's strategy continues to emphasize diversification in order to produce market like returns. Over the past few months we have made a concerted effort to reduce the overall number of names in the portfolio. We found the reduction in names necessary in order to take advantage of market moves. We continue to emphasize the purchases of and overweight positions in, relative to the Standard & Poor's 500 Index, stocks that possess, in the judgement of its investment adviser, above average long-term sustainable earnings growth rates and that sell at reasonable prices. The top ten equity holdings as of June 30, 2001, representing approximately 30% of the assets are:

      10 LARGEST HOLDINGS          PERCENT OF TOTAL ASSETS      10 LARGEST HOLDINGS         PERCENT OF TOTAL ASSETS
      -------------------          -----------------------      -------------------         -----------------------
      General Electric Co.                   4.6%               Novartis AG ADR                       2.5%
      Microsoft Corp.                        3.7%               AOL Time Warner Inc.                  2.5%
      Exxon Mobil Corp.                      3.3%               Citigroup Inc.                        2.5%
      Tyco Intl Inc.                         3.0%               Comcast Corp.                         2.4%
      Pfizer Inc.                            2.6%               American Intl Group                   2.4%

The following graph compares the Large Cap Core Portfolio and the S&P 500 Index for the period ended June 30, 2001.

                            LARGE CAP CORE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[CHART]

                                                      AVERAGE ANNUAL TOTAL RETURN
                                               -----------------------------------------
                                                                                 SINCE
                                                                               INCEPTION
                                                1 YEAR          5 YEAR          (1/5/95)
Large Cap Core Portfolio                       (21.50)%         11.25%           13.56%
S&P 500 Index                                  (14.83)%         14.48%           18.26%

                    LARGE CAP CORE PORTFOLIO      S&P 500 INDEX
 1/5/1995                     $10,000                $10,000
6/30/1995                     $11,232                $11,980
6/30/1996                     $13,393                $15,101
6/30/1997                     $16,831                $20,335
6/30/1998                     $21,727                $26,478
6/30/1999                     $26,779                $32,504
6/30/2000                     $29,074                $34,861
6/30/2001                     $22,823                $29,691

* Past performance is not neccessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total returns would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors Inc. See Financial Highlights on page 17.

SMALL CAP CORE PORTFOLIO

     The Small Cap Core Portfolio declined 6.88% for the twelve-month period ended June 30, 2001, compared to the Russell 2000 Index which rose 0.57% during the same period. This index is based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

     Fiscal year 2001 was difficult for the Portfolio as the bear market in technology and other high growth sectors of the small cap universe accelerated in the December 2000 and March 2001 quarters. It has been the long held orientation of the investment adviser to emphasize competitively advantaged, often rapidly growing companies in the portfolio. These companies have normally been found in the health care, consumer cyclical and technology areas of the market. At the beginning of the fiscal year on June 30, 2000, the portfolio's technology weight was 31.1% compared to the Russell 2000 technology weight of 24.9%. This initial overweighting, which had served the portfolio well in previous periods, has been reduced substantially over the past year. As of June 30, 2001, the portfolio held only 7.8% in the technology sector as compared to the Russell 2000's technology weight of 9.3%. While the investment adviser believes that there remains tremendous growth potential in the technology sector over the next several years, a more meaningful commitment is on hold until near term earnings pressures are alleviated. In the third quarter of 2000, proceeds from the sale of technology stocks went into new names that reflected a more opportunistic and value-based approach. For example, housing stocks were purchased in July and August of 2000 when valuations for this group reached ten-year trough levels, and when it appeared that the Federal Reserve would need to begin lowering interest rates to avoid recession. As it so happened interest rates were not lowered until January 3, 2001, but the housing stocks anticipated this change and have been strong outperformers in this fiscal year. In counterpoint to the reduced positions in electronic technology, the investment adviser maintained an overweight position to biotechnology stocks during the fiscal year. This group also suffered in the bear market, but not due to fundamental operating problems, and with a stronger market in the June 2001 quarter, these stocks have rebounded strongly. At this juncture, the investment adviser believes the portfolio is balanced between rapidly growing companies with intact earnings streams and more traditional value oriented groups such as natural gas exploration stocks and aerospace where fundamentals are in an improving mode. As of June 30, 2001, the ten largest holdings were:

      10 LARGEST HOLDINGS              PERCENT OF TOTAL ASSETS      10 LARGEST HOLDINGS             PERCENT OF TOTAL ASSETS
      -------------------              -----------------------      -------------------             -----------------------
      Triumph Group, Inc.                       2.90%               Factset Research Systems, Inc.            2.02%
      Orthofix International NV                 2.26%               O'Reilly Automotive, Inc.                 1.80%
      Protein Design Labs, Inc.                 2.13%               Aspen Technology, Inc.                    1.78%
      Ortodontic Centers of America             2.12%               Williams-Sonoma, Inc.                     1.69%
      Titan Corp.                               2.08%               Qlogic Corp.                              1.66%

     The following graph compares the Small Cap Core Portfolio and its predecessor, the Small Cap Stock Fund (a collective investment fund) with that of the Russell 2000 Index for the period ended June 30, 2001. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Small Cap Stock Fund had registered under the 1940 Act, its performance may have been different.

                            SMALL CAP CORE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[CHART]

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                         -----------------------------
                                                                             SINCE
                                                                           INCEPTION
                                                          1 YEAR            (4/1/97)
Small Cap Core Portfolio/Small Cap Stock Fund             (6.88)%           13.55%
Russell 2000 Index                                         0.57%             11.37%

                     SMALL CAP CORE PORTFOLIO (6/29/98-6/30/01)
                        SMALL CAP STOCK FUND (4/1/97-6/29/98)          RUSSELL 2000 INDEX
 4/1/1997                               $10,000                              $10,000
6/30/1997                               $12,059                              $11,621
6/30/1998                               $14,244                              $13,538
6/30/1999                               $13,464                              $13,742
6/30/2000                               $18,436                              $15,709
6/30/2001                               $17,168                              $15,799

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total returns would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the return assumes reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 18.

INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The International Multi-Manager Portfolio declined 27.55% for the twelve-month period ended June 30, 2001. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI EAFE Index") declined 23.60% for the same twelve-month period. The MSCI EAFE Index is an unmanaged, capitalization weighted index of approximately 912 companies listed on the major stock exchanges in Europe, Australasia and the Far East.

     What was last year's tonic, is this year's poison. Key factors to the portfolio performance lagging the benchmark were higher allocations to Europe and the once high flying new economy "TMT" sectors of technology, media, and telecommunications. The consensus going into 2001 had growth in Europe slowing, but as a region would be more resilient than the expected decline in the U.S. economy. Unfortunately, those growth assumptions were revised down as Europe's leading indicators deteriorated and as a result of the European Central Bank's unwillingness to cut rates. In addition, the month of March 2001 marked the one-year anniversary of the bursting of the "TMT" bubble. A painful reminder as the malaise continues to spread across global markets sending world equities in a downward spiral.

     Although each of the portfolio's three sub-advisers took action in a changing investment environment, each trailed the benchmark for the 12 month period ended June 30, 2001. The current investment strategy looks to limit regional exposure and favor more defensive issues such as financials, consumer staples, and healthcare. These changes include caution to Europe's recovery, a gaining interest in Japanese valuations, and a bias towards mature quality companies. As of June 30, 2001, the ten largest holdings were:

      10 LARGEST HOLDINGS - COUNTRY    PERCENT OF TOTAL ASSETS      10 LARGEST HOLDINGS - COUNTRY   PERCENT OF TOTAL ASSETS
      -----------------------------    -----------------------      -----------------------------   -----------------------
      Total Fina Elf - France                   2.32%               E.On AG - Germany                        1.70%
      GlaxoSmithKline PLC -                                         Aventis SA - France                      1.55%
        United Kingdom                          1.88%               Unilever NV - Netherlands                1.54%
      ING Groep NV - Netherlands                1.78%               Elan Corp. PLC, ADR - Ireland            1.48%
      Nestle SA - Switzerland                   1.77%               Vodafone Group PLC -
      BP PLC - United Kingdom                   1.77%               United Kingdom                           1.43%

     The following graph compares the International Multi-Manager Portfolio and its predecessor, the International Stock Fund (a collective investment fund) with that of the MSCI EAFE Index for the past ten years ended June 30, 2001. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the International Stock Fund had registered under the 1940 Act, its performance may have been different.

                     INTERNATIONAL MULTI-MANAGER PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[CHART]

                                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                                                  ----------------------------------------
                                                                                   1 YEAR           5 YEAR        10 YEAR
International Multi-Manager Portfolio/International Stock Fund                     (27.55)%          3.05%         7.50%
MSCI EAFE Index                                                                    (23.60)%          3.06%         6.64%

              INTERNATIONAL MULTI-MANAGER PORTFOLIO (6/29/98-6/30/01)
                    INTERNATIONAL STOCK FUND (6/30/91-6/29/98)               MSCI EAFE INDEX
6/30/1991                              $8,495                                    $8,877
6/30/1992                              $9,588                                    $8,849
6/30/1993                             $10,485                                   $10,681
6/30/1994                             $13,102                                   $12,529
6/30/1995                             $13,030                                   $12,774
6/30/1996                             $15,073                                   $14,513
6/30/1997                             $17,151                                   $16,423
6/30/1998                             $18,102                                   $17,471
6/30/1999                             $18,382                                   $18,855
6/30/2000                             $24,176                                   $22,090
6/30/2001                             $20,619                                   $19,012

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total returns would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East. You cannot invest in an index. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 19.

LARGE CAP VALUE PORTFOLIO

     For the twelve months ended June 30, 2001, the Large Cap Value Portfolio provided a total return of 9.33% compared to 10.33% return for the Russell 1000 Value Index.

     The Large Cap Value Portfolio performed well in what has been a more difficult environment for large cap value stocks, achieving a positive return of 9.33% for the trailing twelve months, significantly better than S&P 500 and slightly behind the Russell 1000 Value. Among the largest contributors to our performance were Cendant Corporation and AutoNation. Both Cendant and AutoNation benefited from corporate restructuring activities and lower interest rates. Cendant has made several acquisitions that will add to earnings growth, including Avis car rental and the Galileo airline reservation system. AutoNation has reoriented its efforts towards the more profitable used car market and is benefiting from a sales environment that is sensitive to interest rates.

     Significant new purchases included Toys "R" Us, Rockwell International, Du Pont and Kraft. The new management team at Toys "R" Us is upgrading the format of the stores, making them more attractive and efficient. We expect a favorable revaluation of this industry leader after several years of investor neglect caused by an unappealing and dated merchandising format. Rockwell is splitting its avionics and factory automation businesses into two separate companies, both of which should eventually be more favorably valued as stand alone entities. Du Pont has sold its pharmaceuticals business and appears to be the beginning of a major corporate restructuring. Kraft has been partially separated from its parent, Philip Morris, and as investors become re-acquainted with the company, its dominant position in several large food categories should lead to a more generous market valuation for the stock. As of June 30, 2001, the ten largest holdings were:

      10 LARGEST HOLDINGS              PERCENT OF TOTAL ASSETS      10 LARGEST HOLDINGS             PERCENT OF TOTAL ASSETS
      -------------------              -----------------------      -------------------             -----------------------
      Citigroup, Inc.                           3.15%               Viacom, Inc.                              2.44%
      AT&T Corp.                                2.88%               Allmerica Financial Corp.                 2.37%
      AON Corp.                                 2.63%               Walt Disney Co.                           2.22%
      Schering-Plough Corp.                     2.59%               Kraft Foods, Inc.                         2.21%
      News Corp. Ltd.                           2.44%               Dow Chemical Co.                          2.21%

     The following graph compares the Large Cap Value Portfolio and its predecessor, the Value Stock Fund (a collective investment fund) with that of the Russell 1000 Value Index for the period ended June 30, 2001. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Value Stock Fund had registered under the 1940 Act, its performance may have been different.

                           LARGE CAP VALUE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[CHART]

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                         ------------------------------------------
                                                                                           SINCE
                                                                                         INCEPTION
                                                          1 YEAR          5 YEAR         (12/1/91)
Large Cap Value Portfolio/Value Stock Fund                 9.33%          10.67%           13.53%
Russell 1000 Value Index                                  10.33%          14.94%           16.30%

                   LARGE CAP VALUE PORTFOLIO (6/29/98-6/30/01)
                        VALUE STOCK FUND (12/1/91-6/29/98)               RUSSELL 1000 VALUE INDEX
12/1/1991                             $10,000                                    $10,000
6/30/1992                             $11,470                                    $11,410
6/30/1993                             $13,113                                    $13,914
6/30/1994                             $13,430                                    $14,140
6/30/1995                             $16,254                                    $17,027
6/30/1996                             $20,347                                    $21,221
6/30/1997                             $25,967                                    $28,264
6/30/1998                             $29,052                                    $36,416
6/30/1999                             $28,976                                    $42,377
6/30/2000                             $30,891                                    $38,601
6/30/2001                             $33,774                                    $42,589

* Past performance is not necessarrily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total returns would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Value Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the Prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 20.

   We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                               Sincerely,

                                               /s/ Robert J. Christian

                                               Robert J. Christian
August 17, 2001                                President

WILMINGTON FUNDS -- EQUITY PORTFOLIOS

   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                     LARGE CAP                                      INTERNATIONAL     LARGE CAP
                                                      GROWTH          LARGE CAP        SMALL CAP    MULTI-MANAGER       VALUE
                                                     PORTFOLIO     CORE PORTFOLIO   CORE PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                   ------------    --------------   --------------  -------------    -----------
ASSETS:
Investment in Series, at value                     $158,371,200     $108,078,609     $136,252,779     $76,525,153    $82,315,570
Receivable for Portfolio shares sold                      7,000           30,600          186,071          72,215        123,334
Receivable for investment in Series withdrawn         2,711,557               --               --              --             --
Deferred organizational costs                                --               --           13,834          19,888         15,096
                                                   ------------     ------------     ------------     -----------    -----------
Total assets                                        161,089,757      108,109,209      136,452,684      76,617,256     82,454,000
                                                   ------------     ------------     ------------     -----------    -----------
LIABILITIES:
Payable for Portfolio shares redeemed                 2,711,557               --               --              --             --
Payable for investment in Series                          7,000           30,600          186,071          72,215        123,334
Accrued expenses                                         53,108           17,293           30,790          33,985         18,377
                                                   ------------     ------------     ------------     -----------    -----------
Total liabilities                                     2,771,665           47,893          216,861         106,200        141,711
                                                   ------------     ------------     ------------     -----------    -----------
NET ASSETS                                         $158,318,092     $108,061,316     $136,235,823     $76,511,056    $82,312,289
                                                   ============     ============     ============     ===========    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                    $214,746,024    $  85,818,801     $116,726,457     $87,881,713    $70,944,676
Undistributed net investment income (loss)                                    --          454,160          85,547        (86,274)
   424,889
Accumulated net realized gain (loss) on
   investments and foreign currencies               (26,850,171)       1,886,106               --      (7,777,775)     1,175,363
Distribution in excess of net realized gains                 --               --       (1,277,489)             --             --
Net unrealized appreciation (depreciation)
   on investments                                   (29,577,761)      19,902,249       20,701,308      (3,474,988)     9,767,361
Net unrealized depreciation on translation
   on assets and liabilities in foreign
   currencies                                                --               --               --         (31,620)            --
                                                   ------------     ------------     ------------     -----------    -----------
NET ASSETS                                         $158,318,092     $108,061,316     $136,235,823     $76,511,056    $82,312,289
                                                   ============     ============     ============     ===========    ===========
Shares of beneficial interest outstanding
   ($0.01 par value, unlimited
   authorized shares):                               12,475,521        5,948,796       12,813,740      10,291,186      7,396,644
                                                   ============     ============     ============     ===========    ===========
NET ASSET VALUE, offering and redemption
   price per share
   Institutional Shares                                  $12.69           $18.17           $10.63           $7.43         $11.13
                                                         ======           ======           ======           =====         ======

  The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2001

                                                    LARGE CAP                                       INTERNATIONAL     LARGE CAP
                                                      GROWTH         LARGE CAP         SMALL CAP    MULTI-MANAGER       VALUE
                                                    PORTFOLIO      CORE PORTFOLIO   CORE PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                  -------------    --------------   --------------  -------------    -----------
INVESTMENT INCOME:
   Investment income from Series                  $     836,816     $  1,374,162     $  1,075,073    $  1,277,021     $1,277,161
   Expenses from Series                              (1,512,034)        (920,002)        (828,505)       (786,054)      (533,032)
                                                  -------------     ------------     ------------    ------------     ----------
      Net investment income (loss)
         from Series                                   (675,218)         454,160          246,568         490,967        744,129
                                                  -------------     ------------     ------------    ------------     ----------
EXPENSES:
   Administration and accounting fees                    54,000           54,000           54,000          54,000         54,000
   Transfer agent fees                                   93,239           42,017           44,844          33,828         31,067
   Custody fees                                           1,200              715            1,200          53,471          1,401
   Reports to shareholders                               25,833           17,919           17,668          12,934          4,653
   Trustees' fees                                         6,239            6,239            6,239           6,239          6,239
   Amortization of organizational
      expenses                                               --               --            6,918           9,945          7,548
   Registration fees                                     24,483           13,863           20,922          17,293         12,111
   Professional fees                                         --            6,984            6,859           1,341         16,552
   Other                                                    872            2,017              368             221          4,363
                                                  -------------     ------------     ------------    ------------     ----------
      Total expenses before fee waivers
         and expense reimbursements                     205,866          143,754          159,018         189,272        137,934
      Fees waived and expenses
         reimbursed                                     (70,090)        (143,754)         (72,629)       (129,894)      (103,002)
                                                  -------------     ------------     ------------    ------------     ----------
         Total expenses, net                            135,776               (0)          86,389          59,378         34,932
                                                  -------------     ------------     ------------    ------------     ----------
   Net investment income (loss)                        (810,994)         454,160          160,179         431,589        709,197
                                                  -------------     ------------     ------------    ------------     ----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY:
   Net realized gain (loss) on investments
      and foreign currency                          (26,850,171)       1,895,916        7,758,966      (7,467,489)     2,869,840
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency                              (76,620,205)     (29,516,451)     (13,336,367)    (18,052,076)     2,603,531
                                                  -------------     ------------     ------------    ------------     ----------
   Net gain (loss) on investments and
      foreign currency                             (103,470,376)     (27,620,535)      (5,577,401)    (25,519,565)     5,473,371
                                                  -------------     ------------     ------------    ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      $(104,281,370)    $(27,166,375)    $ (5,417,222)   $(25,087,976)    $6,182,568
                                                  =============     ============     ============    ============     ==========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                    LARGE CAP                                       INTERNATIONAL     LARGE CAP
                                                     GROWTH           LARGE CAP       SMALL CAP     MULTI-MANAGER       VALUE
                                                    PORTFOLIO      CORE PORTFOLIO   CORE PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                  -------------    --------------   --------------  -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                   $    (810,994)    $    454,160     $    160,179    $    431,589     $  709,197
   Net realized gain (loss) on investments
      and foreign currency                          (26,850,171)       1,895,916        7,758,966      (7,467,489)     2,869,840
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency                              (76,620,205)     (29,516,451)     (13,336,367)    (18,052,076)     2,603,531
                                                  -------------     ------------     ------------    ------------    -----------
Net increase (decrease) in net assets
   resulting from operations                       (104,281,370)     (27,166,375)      (5,417,222)    (25,087,976)     6,182,568
                                                  -------------     ------------     ------------    ------------    -----------
Distributions to shareholders:
   From net investment income                                --         (196,362)         (55,679)       (425,931)      (496,624)
   From net realized gain                           (79,333,373)      (3,968,620)     (10,728,667)    (13,436,633)            --
   In excess of net realized gain                            --               --       (1,277,489)             --             --
                                                  -------------     ------------     ------------    ------------    -----------
Total distributions                                 (79,333,373)      (4,164,982)     (12,061,835)    (13,862,564)      (496,624)
                                                  -------------     ------------     ------------    ------------    -----------
Portfolio share transactions (a):
   Proceeds from shares sold                         48,050,866       29,263,077       70,160,030      70,158,808     20,799,351
   Cost of shares issued on reinvestment
      of distributions                               74,318,994        4,071,772       11,170,984      13,254,099        477,874
   Cost of shares redeemed                          (57,726,686)     (21,754,236)     (31,072,024)    (52,029,187)    (8,922,875)
                                                  -------------     ------------     ------------    ------------    -----------
Net increase in net assets
   from Portfolio share transactions                 64,643,174       11,580,613       50,258,990      31,383,720     12,354,350
                                                  -------------     ------------     ------------    ------------    -----------
Total increase (decrease) in net assets            (118,971,569)     (19,750,744)      32,779,933      (7,566,820)    18,040,294
NET ASSETS:
   Beginning of year                                277,289,661      127,812,060      103,455,890      84,077,876     64,271,995
                                                  -------------     ------------     ------------    ------------    -----------
   End of year                                    $ 158,318,092     $108,061,316     $136,235,823    $ 76,511,056    $82,312,289
                                                  =============     ============     ============    ============    ===========
   Undistributed net investment income            $          --     $    454,160     $     85,547    $         --    $   424,889
                                                  =============     ============     ============    ============    ===========

(a) TRANSACTIONS IN CAPITAL SHARES WERE:              SHARES            SHARES          SHARES          SHARES          SHARES
                                                  -------------     ------------     ------------    ------------    -----------
   Shares sold                                        3,019,552        1,476,559        6,735,583       8,359,597      1,913,448
   Shares issued on reinvestment of
      distributions                                   4,410,623          195,758        1,115,982       1,507,861         44,206
   Shares redeemed                                   (3,259,730)      (1,042,850)      (3,012,060)     (6,315,066)      (829,645)
                                                  -------------     ------------     ------------    ------------    -----------
   Net increase in shares                             4,170,445          629,467        4,839,505       3,552,392      1,128,009
   Shares outstanding -- Beginning
      of year                                         8,305,076        5,319,329        7,974,235       6,738,794      6,268,635
                                                  -------------     ------------     ------------    ------------    -----------
   Shares outstanding -- End of year                 12,475,521        5,948,796       12,813,740      10,291,186      7,396,644
                                                  =============     ============     ============    ============    ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2000

                                                    LARGE CAP                                        INTERNATIONAL    LARGE CAP
                                                     GROWTH           LARGE CAP        SMALL CAP     MULTI-MANAGER      VALUE
                                                    PORTFOLIO+     CORE PORTFOLIO   CORE PORTFOLIO+    PORTFOLIO+     PORTFOLIO+
                                                  -------------    --------------   ---------------  -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                    $ (1,156,648)    $    511,982     $     14,328    $    527,445    $    680,812
   Net realized gain on investments
      and foreign currency                           80,544,547        5,099,883        2,936,958      13,140,461       2,546,115
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency                              (10,449,117)       4,100,004       23,149,885       7,326,857        (858,927)
                                                   ------------     ------------     ------------    ------------    ------------
Net increase in net assets resulting
   from operations                                   68,938,782        9,711,869       26,101,171      20,994,763       2,368,000
                                                   ------------     ------------     ------------    ------------    ------------
Distributions to shareholders:
   From net investment income                                --         (660,586)        (145,753)       (404,092)     (1,266,874)
   From net realized gain                            (7,428,799)      (1,528,909)        (176,058)     (4,179,609)            --
                                                   ------------     ------------     ------------    ------------    ------------
Total distributions                                  (7,428,799)      (2,189,495)        (321,811)     (4,583,701)     (1,266,874)
                                                   ------------     ------------     ------------    ------------    ------------
Portfolio share transactions (a):
   Proceeds from shares sold                         42,352,532       16,068,184       25,419,971      13,012,745       7,061,726
   Cost of shares issued on reinvestment
      of distributions                                7,180,426        2,185,257          316,735       4,570,172       1,258,363
   Cost of shares redeemed                          (56,291,079)     (37,191,426)     (24,376,474)    (19,317,317)    (24,209,280)
                                                   ------------     ------------     ------------    ------------    ------------
Net increase (decrease) in net assets
   from Portfolio share transactions                 (6,758,121)     (18,937,985)       1,360,232      (1,734,400)    (15,889,191)
                                                   ------------     ------------     ------------    ------------    ------------
Total increase (decrease) in net assets              54,751,862      (11,415,611)      27,139,592      14,676,662     (14,788,065)
NET ASSETS:
   Beginning of year                                222,537,799      139,227,671       76,316,298      69,401,214      79,060,060
                                                   ------------     ------------     ------------    ------------    ------------
   End of year                                     $277,289,661     $127,812,060     $103,455,890    $ 84,077,876    $ 64,271,995
                                                   ============     ============     ============    ============    ============
   Undistributed net investment income             $         --     $    196,362     $     15,711    $    312,695    $    212,316
                                                   ============     ============     ============    ============    ============

(a) TRANSACTIONS IN CAPITAL SHARES WERE:              SHARES           SHARES           SHARES          SHARES          SHARES
                                                   ------------     ------------     ------------    ------------    ------------
   Shares sold                                        1,259,768          687,034        2,106,826       1,072,347         737,005
   Shares issued on reinvestment of
      distributions                                     216,997           90,901           28,586         358,164         136,187
   Shares redeemed                                   (1,809,260)      (1,645,352)      (2,188,423)     (1,612,570)     (2,656,171)
                                                   ------------     ------------     ------------    ------------    ------------
   Net decrease in shares                              (332,495)        (867,417)         (53,011)       (182,059)     (1,782,979)
   Shares outstanding -- Beginning
      of year                                         8,637,571        6,186,746        8,027,246       6,920,853       8,051,614
                                                   ------------     ------------     ------------    ------------    ------------
   Shares outstanding -- End of year                  8,305,076        5,319,329        7,974,235       6,738,794       6,268,635
                                                   ============     ============     ============    ============    ============

+ Reflects operating history of predecessor mutual fund (see Note 5).

    The accompanying notes are an integral part of the financial statements.

   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                 FOR THE FISCAL        FOR THE PERIOD            FOR THE FISCAL
                                              YEARS ENDED JUNE 30,    JANUARY 1, 1999       YEARS ENDED DECEMBER 31,
LARGE CAP GROWTH PORTFOLIO --              -----------------------        THROUGH       ---------------------------------
   INSTITUTIONAL SHARES                      2001         2000(4)+     JUNE 30, 1999+   1998+(1)       1997+       1996+
                                           --------       --------    ---------------   --------     --------    --------
NET ASSET VALUE -- BEGINNING OF
   PERIOD                                  $  33.39       $  25.76        $  23.59      $  21.37     $  19.22    $  17.41
                                           --------       --------        --------      --------     --------    --------
INVESTMENT OPERATIONS:
   Net investment loss                        (0.08)(2)      (0.14)(2)       (0.02)        (0.01)       (0.19)(2)   (0.15)(2)
   Net realized and unrealized gain
      (loss) on investments                  (10.61)          8.70            2.19          5.02         5.44        4.37
                                           --------       --------        --------      --------     --------    --------
      Total from investment
      operations                             (10.69)          8.56            2.17          5.01         5.25        4.22
                                           --------       --------        --------      --------     --------    --------
DISTRIBUTIONS:
   From net investment income                    --             --              --            --           --          --
   From net realized gains                   (10.01)         (0.93)             --         (2.79)       (3.10)      (2.41)
                                           --------       --------        --------      --------     --------    --------
      Total distributions                    (10.01)         (0.93)             --         (2.79)       (3.10)      (2.41)
                                           --------       --------        --------      --------     --------    --------
NET ASSET VALUE -- END OF
   PERIOD                                  $  12.69       $  33.39        $  25.76      $  23.59     $  21.37    $  19.22
                                           ========       ========        ========      ========     ========    ========
TOTAL RETURN                               (39.41)%         33.27%           9.20%**      23.58%       27.50%      24.25%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations           0.76%          0.75%           0.75%*        0.80%        1.38%       1.43%
      Excluding expense limitations           0.79%          0.77%           0.80%*        0.92%          N/A         N/A
   Net investment loss                      (0.37)%        (0.45)%         (0.14)%*      (0.08)%      (0.86)%     (0.78)%
Portfolio turnover rate                         78%           111%             16%           52%          28%         35%
Net Assets at the end of year
   (000 omitted)                           $158,318       $277,290        $222,538      $223,151      $91,445     $76,174

*   Annualized.

**  Not annualized.

(1) Effective February 23, 1998, Wilmington Trust Company assumed the responsibility of Adviser to the Large Cap Growth Portfolio.

(2) The net investment loss per share was calculated using average shares outstanding method.

(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - WT Large Cap Growth Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(4) Effective November 1, 1999, Roxbury Capital Management, LLC, assumed the responsibility of Adviser to the WT Large Cap Growth Series.

+ Effective November 1, 1999, the Rodney Square Large Cap Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

                                                            FOR THE FISCAL YEARS ENDED JUNE 30,
LARGE CAP CORE PORTFOLIO --                 --------------------------------------------------------------------
   INSTITUTIONAL SHARES                        2001           2000          1999           1998           1997
                                            ---------       --------      --------       --------        -------
NET ASSET VALUE -- BEGINNING OF
   PERIOD                                   $   24.03       $  22.50      $  18.72       $  20.56        $ 16.58
                                            ---------       --------      --------       --------        -------
INVESTMENT OPERATIONS:
   Net investment income                         0.08           0.10          0.12           0.16           0.13
   Net realized and unrealized gain
      (loss) on investments                     (5.15)          1.83          4.14           4.52           4.09
                                            ---------       --------      --------       --------        -------
      Total from investment operations          (5.07)          1.93          4.26           4.68           4.22
                                            ---------       --------      --------       --------        -------
DISTRIBUTIONS:
   From net investment income                   (0.04)         (0.12)        (0.14)         (0.16)         (0.15)
   From net realized gains                      (0.75)         (0.28)        (0.34)         (6.36)         (0.09)
                                            ---------       --------      --------       --------        -------
      Total distributions                       (0.79)         (0.40)        (0.48)         (6.52)         (0.24)
                                            ---------       --------      --------       --------        -------
NET ASSET VALUE -- END OF PERIOD            $   18.17       $  24.03      $  22.50       $  18.72        $ 20.56
                                            =========       ========      ========       ========        =======
TOTAL RETURN                                 (21.50)%          8.57%        23.25%         29.09%         25.67%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations             0.80%          0.80%         0.80%          0.80%          0.80%
      Excluding expense limitations             0.98%          0.94%         0.91%          0.93%          0.94%
   Net investment income                        0.39%          0.40%         0.65%          0.81%          0.80%
Portfolio turnover rate                           72%            12%            5%            93%            26%
Net Assets at the end of year
   (000 omitted)                            $ 108,061       $127,812      $139,228       $110,052        $88,763

(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

                                                                                                          FOR THE PERIOD
                                                          FOR THE FISCAL             FOR THE PERIOD      JUNE 29, 1998(1)
SMALL CAP CORE PORTFOLIO --                             YEARS ENDED JUNE 30,         JANUARY 1, 1999         THROUGH
   INSTITUTIONAL SHARES                              -------------------------            THROUGH          DECEMBER 31,
                                                       2001             2000+         JUNE 30, 1999+          1998+
                                                     --------         --------       ---------------        --------
NET ASSET VALUE -- BEGINNING OF PERIOD               $  12.97         $   9.51           $  9.36            $  10.00
                                                     --------         --------           -------            --------
INVESTMENT OPERATIONS:
   Net investment income                                 0.16               --              0.02                0.02
   Net realized and unrealized gain
      (loss) on investments                             (1.14)            3.50              0.13               (0.62)
                                                     --------         --------           -------            --------
      Total from investment operations                  (0.98)            3.50              0.15               (0.60)
                                                     --------         --------           -------            --------
DISTRIBUTIONS:
   From net investment income                           (0.01)           (0.02)               --               (0.02)
   From net realized gains                              (1.21)           (0.02)               --                  --
   In excess of net realized gain                       (0.14)              --                --               (0.02)
                                                     --------         --------           -------            --------
      Total distributions                               (1.36)           (0.04)               --               (0.04)
                                                     --------         --------           -------            --------
NET ASSET VALUE-- END OF PERIOD                      $  10.63         $  12.97           $  9.51            $   9.36
                                                     ========         ========           =======            ========
TOTAL RETURN                                          (6.88)%           36.93%             1.60%**           (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations                     0.83%            0.80%             0.80%*              0.80%*
      Excluding expense limitations                     0.90%            0.91%             0.90%*              0.95%*
   Net investment income                                0.15%            0.02%             0.39%*              0.45%*
Portfolio turnover rate                                   53%              47%                7%                 10%
Net Assets at the end of year (000 omitted)          $136,236         $103,456           $76,316            $ 82,156

*   Annualized.

**  Not annualized.

(1) Commencement of operations.

(2) Effective November 1, 1999, the expense and the net investment income ratios include expenses allocated from the WT Investment Trust I - Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

+ Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

                                                           FOR THE FISCAL             FOR THE PERIOD      FOR THE PERIOD
                                                        YEARS ENDED JUNE 30,         JANUARY 1, 1999     JUNE 29, 1998(1)
INTERNATIONAL MULTI-MANAGER PORTFOLIO --            --------------------------           THROUGH             THROUGH
   INSTITUTIONAL SHARES                               2001              2000+         JUNE 30, 1999+    DECEMBER 31, 1998+
                                                    ---------         --------       ---------------    ------------------
NET ASSET VALUE -- BEGINNING OF PERIOD              $   12.48         $  10.03           $   9.82           $  10.00
                                                    ---------         --------           --------           --------
INVESTMENT OPERATIONS:
   Net investment income(2)                              0.05             0.08               0.06               0.02
   Net realized and unrealized gain (loss) on
      investments and foreign currency                  (3.19)            3.09               0.26              (0.09)
                                                    ---------         --------           --------           --------
      Total from investment operations                  (3.14)            3.17               0.32              (0.07)
                                                    ---------         --------           --------           --------
DISTRIBUTIONS:
   From net investment income                           (0.06)           (0.06)                --                 --
   From net realized gains                              (1.85)           (0.66)             (0.11)             (0.11)
                                                    ---------         --------           --------           --------
      Total distributions                               (1.91)           (0.72)             (0.11)             (0.11)
                                                    ---------         --------           --------           --------
NET ASSET VALUE -- END OF PERIOD                    $    7.43         $  12.48           $  10.03           $   9.82
                                                    =========         ========           ========           ========
TOTAL RETURN                                         (27.55)%           31.52%              3.29%**          (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations                     1.07%            1.00%              1.00%*             1.00%*
      Excluding expense limitations                     1.29%            1.21%              1.19%*             1.10%*
   Net investment income                                0.55%            0.66%              1.86%*             0.46%*
Portfolio turnover rate                                   86%              78%                33%                28%
Net Assets at the end of year (000 omitted)         $  76,511         $ 84,078           $ 69,401           $ 73,784

*   Annualized.

**  Not annualized.

(1) Commencement of operations.

(2) The net investment income per share was calculated using the average share outstanding method.

(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - International Multi-Manager Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

                                                          FOR THE FISCAL              FOR THE PERIOD      FOR THE PERIOD
                                                       YEARS ENDED JUNE 30,          JANUARY 1, 1999     JUNE 29, 1998(1)
LARGE CAP VALUE PORTFOLIO --                        --------------------------           THROUGH             THROUGH
   INSTITUTIONAL SHARES                                2001           2000(3)+        JUNE 30, 1999+    DECEMBER 31, 1998+
                                                    ---------         --------       ---------------    ------------------
NET ASSET VALUE -- BEGINNING OF PERIOD              $   10.25         $   9.82           $   9.30           $  10.00
                                                     --------         --------           --------           --------
INVESTMENT OPERATIONS:
   Net investment income                                 0.09             0.13               0.10               0.10
   Net realized and unrealized gain (loss)
      on investments                                     0.86             0.50               0.42              (0.58)
                                                     --------         --------           --------           --------
      Total from investment operations                   0.95             0.63               0.52              (0.48)
                                                     --------         --------           --------           --------
DISTRIBUTIONS:
   From net investment income                           (0.07)           (0.20)                --              (0.10)
   In excess of net realized gain                          --               --                 --              (0.12)
                                                     --------         --------           --------           --------
      Total distributions                               (0.07)           (0.20)                --              (0.22)
                                                     --------         --------           --------           --------
NET ASSET VALUE -- END OF PERIOD                     $  11.13         $  10.25           $   9.82           $   9.30
                                                     ========         ========           ========           ========
TOTAL RETURN                                            9.33%            6.61%              5.59%**          (4.79)%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations                     0.77%            0.75%              0.75%*             0.75%*
      Excluding expense limitations                     0.91%            0.97%              0.84%*             0.88%*
   Net investment income                                0.96%            1.06%              1.92%*             2.07%*
Portfolio turnover rate                                  109%             136%                25%                37%
Net Assets at the end of year (000 omitted)          $ 82,312         $ 64,272           $ 79,060           $ 93,780

*   Annualized.

**  Not annualized.

(1) Commencement of operations.

(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(3) Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC assumed the responsibility of Adviser to the Large Cap Value Series.

+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the perfomance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS

   NOTES TO THE FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, and Wilmington Large Cap Value Portfolio (each a "Portfolio" and collectively the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund are contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Institutional Shares. As of June 30, 2001, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio (effective November 1, 1999 with respect to the Wilmington Large Cap Growth, Wilmington Small Cap Core, Wilmington International Multi-Manager and Wilmington Large Cap Value Portfolios) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

   Information presented for periods prior to November 1, 1999, for the Wilmington Large Cap Growth, Wilmington Small Cap Core, Wilmington International Multi-Manager and Wilmington Large Cap Value Portfolios reflects the operating results of predecessor mutual funds (see Note 5).

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   VALUATION OF INVESTMENT IN SERIES. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity for federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, the Wilmington Large Cap Growth Portfolio had $4,836,830 net tax basis capital loss carryforwards to offset future capital gains which will expire June 30, 2009.

   INVESTMENT INCOME. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   DEFERRED ORGANIZATION COSTS. Organization costs incurred by certain Portfolios have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each Portfolio commenced operations.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT SECURITIES TRANSACTIONS. During the fiscal year ended June 30, 2001, the Portfolios made investments in and withdrew investments from the Series as follows:

                           LARGE CAP GROWTH   LARGE CAP CORE   SMALL CAP CORE   INTERNATIONAL MULTI-MANAGER   LARGE CAP VALUE
                               PORTFOLIO         PORTFOLIO        PORTFOLIO              PORTFOLIO               PORTFOLIO
                           ----------------   --------------   --------------   ---------------------------   ---------------
   Investments in Series      $48,127,720       $30,197,062      $70,240,280            $70,310,040            $20,913,675
   Withdrawals
      from Series              63,003,155        22,793,962       32,140,593             52,840,071              9,102,117

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"). Prior to May 9, 2001, Wilmington Trust Company, a wholly owned subsidiary of WTC, served as investment adviser under identical terms. The investment adviser to the Large Cap Growth and Large Cap Value Series is Roxbury Capital Management, LLC and Cramer Rosenthal McGlynn, LLC, respectively. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

   PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

   RSMC has agreed to reimburse operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of average daily net assets for Large Cap Core Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment advisers agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 0.80% of average daily net assets for the Small Cap Core Portfolio, 1.00% of average daily net assets for the International Multi-Manager Portfolio, and 0.75% of average daily net assets for Large Cap Value Portfolio and Large Cap Growth Portfolio. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

5. FUND MERGER. Effective November 1, 1999, the Wilmington Large Cap Growth Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, and Wilmington Large Cap Value Portfolio (the "Wilmington Portfolios") acquired all of the assets and assumed all of the liabilities of the Rodney Square Large Cap Growth Equity Portfolio, Rodney Square Small Cap Equity Portfolio, Rodney Square International Equity Portfolio, and Rodney Square Large Cap Value Equity Portfolio (the "Rodney Square Funds"), respectively, each an open-end investment management company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of the Rodney Square Funds received shares of the respective Wilmington Portfolios equal to the number and aggregate net asset value of their shares in the Rodney Square Funds.

   The Reorganizations were treated as non-taxable events and accordingly the Wilmington Portfolios' basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Rodney Square Funds as of November 1, 1999 were as follows:

                                                                                            NET UNREALIZED
                                                                        NET ASSETS           APPRECIATION
                                                                       ------------         --------------
         Rodney Square Large Cap Growth Equity Portfolio               $221,462,222          $65,419,417
         Rodney Square Small Cap Equity Portfolio                        71,848,799           14,895,478
         Rodney Square International Equity Portfolio                    73,299,652           12,748,767
         Rodney Square Large Cap Value Equity Portfolio                  62,066,508            1,665,218

   The Rodney Square Funds' investment objectives, policies and limitations were identical to those of the respective Wilmington Portfolios, which had no operations prior to November 1, 1999. For financial reporting purposes the Rodney Square Funds' operating histories prior to the acquisitions are reflected in the respective financial statements and financial highlights of the Wilmington Portfolios.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   To the Shareholders and Trustees of WT Mutual Fund:

   We have audited the accompanying statements of assets and liabilities of Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio and Wilmington Large Cap Value Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein with respect to the Large Cap Growth, Small Cap Core, International Multi-Manager and Large Cap Value Portfolios, and the financial highlights for each of the three years in the period then ended with respect to the Large Cap Core Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Large Cap Core Portfolio for the years ended June 30, 1998 and 1997 were audited by other auditors whose report dated July 31, 1998 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios at June 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein with respect to the Large Cap Growth, Small Cap Core, International Multi-Manager and Large Cap Value Portfolios, and the financial highlights for each of the three years in the period ended June 30, 2001 with respect to the Large Cap Core Portfolio, in conformity with accounting principles generally accepted in the United States.

                                            /s/ Ernst & Young LLP

   Philadelphia, Pennsylvania
   August 3, 2001

   NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)

   Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Portfolios of the Fund paid a 20% capital gain distribution (from net long-term capital gains) during the fiscal year ended June 30, 2001. The following table summarizes the capital gain distributions:

                                                                                               TOTAL 20%
                                                                          CAPITAL GAIN       CAPITAL GAIN
                                                                            PER SHARE        DISTRIBUTION
                                                                          ------------       ------------
         Large Cap Growth Portfolio                                          $8.5987         $68,130,851
         Large Cap Core Portfolio                                             0.6518           3,415,191
         Small Cap Core Portfolio                                             1.3035          11,537,065
         International Multi-Manager Portfolio                                1.1011           8,005,166

   For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Large Cap Growth, Large Cap Core, Small Cap Core, International Multi-Manager, and Large Cap Value Portfolios qualify for the dividends-received deduction.

   In January 2002, shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2001, including any distributions paid between June 30, 2001 and December 31, 2001.

WT INVESTMENT TRUST I -- EQUITY SERIES

   ANNUAL REPORT / JUNE 30, 2001

                     (The following pages should be read in
            conjunction with the Portfolios' Financial Statements.)

WT INVESTMENT TRUST I-- EQUITY SERIES / WT LARGE CAP GROWTH SERIES

   INVESTMENTS / JUNE 30, 2001
   (Showing Percentage of Total Value of Net Assets)

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------       ------------
COMMON STOCK -- 92.6%
   COMMUNICATION & BROADCASTING -- 13.3%
          AT&T Corp. - Liberty Media
              Group - Class A*                               202,075       $  3,534,292
          Clear Channel Communications,
              Inc.*                                           56,200          3,523,740
          McLeodUSA, Inc. - Class A*                         275,100          1,262,709
          Qwest Communications
              International, Inc.                            160,000          5,099,200
          Viacom, Inc. - Class B*                             95,800          4,957,650
          Vodafone Group PLC, ADR                            122,800          2,744,580
                                                                           ------------
      TOTAL COMMUNICATION & BROADCASTING                                     21,122,171
                                                                           ------------
   COMPUTER SERVICES -- 5.0%
          EMC Corp.*                                         101,800          2,957,290
          Oracle Corp.*                                      263,400          5,004,600
                                                                           ------------
      TOTAL COMPUTER SERVICES                                                 7,961,890
                                                                           ------------
   ENERGY SOURCES -- 3.6%
     PIPELINES -- 3.6%
          Dynegy, Inc. - Class A                              58,800          2,734,200
          Williams Cos., Inc.                                 91,200          3,005,040
                                                                           ------------
      TOTAL ENERGY SOURCES                                                    5,739,240
                                                                           ------------
   FINANCE & INSURANCE -- 21.1%
     FINANCIAL SERVICES -- 3.4%
          Citigroup, Inc.                                    100,000          5,284,000
                                                                           ------------
     INSURANCE CARRIERS -- 4.0%
          American International Group, Inc.                  74,000          6,364,000
                                                                           ------------
     SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 5.5%
          American Express Co.                               127,300          4,939,240
          Capital One Financial Corp.                         62,250          3,735,000
                                                                           ------------
                                                                              8,674,240
                                                                           ------------
     SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 4.0%
          Goldman Sachs Group, Inc.                           37,100          3,183,180
          Morgan Stanley Dean Witter & Co.                    49,900          3,205,077
                                                                           ------------
                                                                              6,388,257
                                                                           ------------
     STATE & NATIONAL BANKS -- 4.2%
          J.P. Morgan Chase & Co.                             72,600          3,237,960
          State Street Corp.                                  68,000          3,365,320
                                                                           ------------
                                                                              6,603,280
                                                                           ------------
      TOTAL FINANCE & INSURANCE                                              33,313,777
                                                                           ------------
   MANUFACTURING -- 36.1%
     BIOTECHNOLOGY -- 4.0%
          Amgen, Inc.*                                        49,600          3,009,728
          Genentech, Inc.*                                    60,000       $  3,306,000
                                                                           ------------
                                                                              6,315,728
                                                                           ------------
     COMPUTERS & OFFICE EQUIPMENT -- 7.5%
          Cisco Systems, Inc*                                231,000          4,204,200
          Intel Corp.                                        119,000          3,480,750
          Sun Microsystems, Inc.*                            269,500          4,236,540
                                                                           ------------
                                                                             11,921,490
                                                                           ------------
     ELECTRONICS -- 1.8%
          Texas Instruments, Inc.                             92,150          2,902,725
                                                                           ------------
     MISCELLANEOUS ELECTRICAL MACHINERY & EQUIPMENT -- 4.2%
          General Electric Co.                               134,600          6,561,750
                                                                           ------------
     MISCELLANEOUS MANUFACTURING INDUSTRIES -- 3.7%
          Tyco International, Ltd.                           108,000          5,886,000
                                                                           ------------
     PHARMACEUTICAL PREPARATIONS -- 8.2%
          Eli Lilly & Co.                                     42,900          3,174,600
          Pfizer, Inc.                                       120,000          4,806,000
          Pharmacia Corp.                                    108,000          4,962,600
                                                                           ------------
                                                                             12,943,200
                                                                           ------------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.6%
          Guidant Corp.*                                     105,050          3,781,800
          Medtronic, Inc.                                     76,925          3,539,319
                                                                           ------------
                                                                              7,321,119
                                                                           ------------
     TELECOMMUNICATIONS EQUIPMENT -- 2.1%
          General Motors Corp. -  Class  H*                  163,000          3,300,750
                                                                           ------------
     TEXTILES & APPAREL -- 0.0%
          Valutron*                                           34,700                  0
          Valutron Distribution*                              12,200                  0
                                                                           ------------
                                                                                      0
                                                                           ------------
      TOTAL MANUFACTURING                                                    57,152,762
                                                                           ------------
   WHOLESALE & RETAIL TRADE -- 13.5%
     RETAIL BUILDING MATERIAL -- 3.1%
          Home Depot, Inc.                                   106,000          4,934,300
                                                                           ------------
     RETAIL DRUG STORES -- 1.5%
          CVS Corp.                                           60,800          2,346,880
                                                                           ------------
     RETAIL FOOD STORES -- 2.0%
          Safeway, Inc.*                                      66,000          3,168,000
                                                                           ------------
     RETAIL MERCHANDISING -- 3.1%
          Wal-Mart Stores, Inc.                              102,000          4,977,600
                                                                           ------------
     WHOLESALE MISCELLANEOUS -- 3.8%
          Costco Wholesale Corp.*                            145,400          5,973,032
                                                                           ------------
      TOTAL WHOLESALE & RETAIL TRADE                                         21,399,812
                                                                           ------------
      TOTAL COMMON STOCK (COST $176,267,559)                                146,689,652
                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------       ------------
SHORT-TERM INVESTMENTS -- 8.0%
          Sansom Street Fund - Money
              Market Portfolio                             8,078,883        $ 8,078,883
          Temp Cash Fund - Dollar
              Series                                       4,502,163          4,502,163
                                                                           ------------
      TOTAL SHORT-TERM INVESTMENTS
          (COST $12,581,046)                                                 12,581,046
                                                                           ------------
TOTAL INVESTMENTS -- 100.6%
      (COST $188,848,605)+                                                  159,270,698
                                                                           ------------
OTHER ASSETS AND LIABILITIES,
      NET -- (0.6)%                                                            (898,718)
                                                                           ------------
NET ASSETS -- 100%                                                         $158,371,980
                                                                           ============

ADR - American Depository Receipt

*  Non-Income producing security.

+ The cost for federal income tax purposes was $190,495,725. At June 30, 2001, net unrealized depreciation was $31,225,027. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,067,170, and aggregate gross unrealized depreciation for all securities for which there was an excess of market value over tax cost of $32,292,197.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I-- EQUITY SERIES / LARGE CAP CORE SERIES

  INVESTMENTS / JUNE 30, 2001
  (Showing Percentage of Total Value of Net Assets)

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------       ------------
COMMON STOCK -- 96.8%
   COMMUNICATION & BROADCASTING -- 10.4%
          BellSouth Corp.(a)                                  32,000       $  1,288,640
          Clear Channel Communications,
              Inc.*                                           35,000          2,194,500
          Comcast Corp. - Class A(a)                          60,000          2,604,000
          Cox Communications,
              Inc., - Class A(a)                              10,000            443,000
          Qwest Communications
              International, Inc.                             34,000          1,083,580
          Verizon Communications                              36,000          1,926,000
          Viacom, Inc. - Class B(a)                           25,000          1,293,750
          Vodafone Group PLC,
              ADR(a)                                          20,000            447,000
                                                                           ------------
      TOTAL COMMUNICATION & BROADCASTING                                     11,280,470
                                                                           ------------
   COMPUTER SERVICES -- 5.6%
          Electronic Data Systems Corp.(a)                    20,000          1,250,000
          EMC Corp.*                                          27,000            784,350
          Microsoft Corp.*(a)                                 55,000          4,015,000
          Seagate Technology Tax
              Refund Rights*                                     600                 48
                                                                           ------------
      TOTAL COMPUTER SERVICES                                                 6,049,398
                                                                           ------------
   ELECTRIC, GAS & WATER UTILITIES -- 1.3%
     ELECTRIC COMPANIES & SYSTEMS -- 1.3%
          AES Corp.*(a)                                        9,000            387,450
          Duke Energy Corp.(a)                                10,000            390,100
          Exelon Corp.                                        10,000            641,200
                                                                           ------------
      TOTAL ELECTRIC, GAS & WATER UTILITIES                                   1,418,750
                                                                           ------------
   ENERGY SOURCES -- 7.8%
     OIL & GAS EXPLORATION & PRODUCTION -- 0.7%
          Anadarko Petroleum Corp.(a)                         15,000            810,450
                                                                           ------------
     OIL FIELD MACHINERY & EQUIPMENT -- 0.8%
          Halliburton Co.                                     10,000            356,000
          Schlumberger, Ltd.(a)                                9,000            473,850
                                                                           ------------
                                                                                829,850
                                                                           ------------
     PETROLEUM REFINING -- 4.8%
          Conoco, Inc.                                        17,000            479,400
          Exxon Mobil Corp.                                   40,000          3,494,000
          Royal Dutch Petroleum
              Co., ADR                                        22,000          1,281,940
                                                                           ------------
                                                                              5,255,340
                                                                           ------------
     PIPE LINES -- 1.5%
          El Paso Corp.(a)                                    30,000       $  1,576,200
                                                                           ------------
      TOTAL ENERGY SOURCES                                                    8,471,840
                                                                           ------------
   FINANCE & INSURANCE -- 15.9%
     FINANCIAL SERVICES -- 2.4%
          Citigroup, Inc.(a)                                  50,000          2,642,000
                                                                           ------------
     HOSPITAL & MEDICAL SERVICE PLANS -- 0.3%
          HCA-The Healthcare Co.(a)                            6,000            271,140
                                                                           ------------
     INSURANCE CARRIERS -- 4.4%
          American General Corp.(a)                           16,000            743,200
          American International Group, Inc.                  30,000          2,580,000
          CIGNA Corp.                                          7,100            680,322
          Hartford Financial Services
              Group, Inc.                                     11,000            752,400
                                                                           ------------
                                                                              4,755,922
                                                                           ------------
     SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.6%
          American Express Co.                                25,786          1,000,497
          Fannie Mae                                          13,060          1,112,059
          Freddie Mac                                         25,000          1,750,000
                                                                           ------------
                                                                              3,862,556
                                                                           ------------
     SECURITY & COMMODITY BROKERS,
               DEALERS, & SERVICES -- 1.2%
          Morgan Stanley Dean
              Witter & Co.                                    20,000          1,284,600
                                                                           ------------
     STATE & NATIONAL BANKS -- 4.0%
          Bank of America Corp.                               30,000          1,800,900
          Bank of New York Co., Inc.                          25,759          1,236,432
          J.P. Morgan Chase & Co.(a)                          30,000          1,338,000
                                                                           ------------
                                                                              4,375,332
                                                                           ------------
      TOTAL FINANCE & INSURANCE                                              17,191,550
                                                                           ------------
   MANUFACTURING -- 41.5%
     AIRCRAFT & AEROSPACE -- 1.8%
          Boeing Co.(a)                                        8,900            494,840
          General Dynamics Corp.                               7,000            544,670
          Honeywell International, Inc.                       10,000            349,900
          United Technologies Corp.                            7,000            512,820
                                                                           ------------
                                                                              1,902,230
                                                                           ------------
     BIOTECHNOLOGY -- 3.0%
          Amgen, Inc.*(a)                                     25,000          1,517,000
          Genentech, Inc.*(a)                                 18,000            991,800
          Immunex Corp.*                                      20,000            355,000
          Protein Design Labs, Inc.*                           5,000            433,800
                                                                           ------------
                                                                              3,297,600
                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------       ------------
CHEMICAL & ALLIED PRODUCTS -- 1.0%
          Cambrex Corp.                                       10,000       $    505,800
          Dow Chemical Co.(a)                                 15,000            498,750
                                                                           ------------
                                                                              1,004,550
                                                                           ------------
     COMPUTERS & OFFICE EQUIPMENT -- 5.2%
          Cisco Systems, Inc.*(a)                             70,000          1,274,000
          Dell Computer Corp.*                                20,000            523,000
          Hewlett-Packard Co.(a)                              20,000            572,000
          Intel Corp.                                         67,000          1,959,750
          International Business
              Machines Corp.                                   8,000            904,000
          Sun Microsystems, Inc.*                             27,000            424,440
                                                                           ------------
                                                                              5,657,190
                                                                           ------------
     CONSUMER PRODUCTS -- 0.8%
          Colgate-Palmolive Co.                                8,000            471,920
          Kimberly-Clark Corp.                                 7,000            391,300
                                                                           ------------
                                                                                863,220
                                                                           ------------
     ELECTRONICS -- 0.7%
          Texas Instruments, Inc.                             25,000            787,500
                                                                           ------------
     FOOD & BEVERAGE -- 3.4%
          Coca-Cola Co.                                       31,000          1,395,000
          PepsiCo, Inc.(a)                                    14,900            658,580
          Quaker Oats Co.                                     17,700          1,615,125
                                                                           ------------
                                                                              3,668,705
                                                                           ------------
     MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 5.2%
          Emerson Electric Co.(a)                             12,000            726,000
          General Electric Co.                               101,000          4,923,750
                                                                           ------------
                                                                              5,649,750
                                                                           ------------
     MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 0.7%
          Dover Corp.(a)                                      20,000            753,000
                                                                           ------------
     MISC. MANUFACTURING INDUSTRIES -- 3.0%
          Tyco International, Ltd.(a)                         60,000          3,270,000
                                                                           ------------
     PHARMACEUTICAL PREPARATIONS -- 12.6%
          Abbott Laboratories                                 20,000            960,200
          American Home Products Corp.                        10,000            584,400
          Bristol-Myers Squibb Co.                            23,000          1,202,900
          Johnson & Johnson Co.(a)                            34,000          1,700,000
          Merck & Co., Inc.(a)                                35,000          2,236,850
          Novartis AG, ADR                                    75,000          2,711,250
          Pfizer, Inc.                                        69,000          2,763,450
          Schering-Plough Corp.                               23,000            833,520
          Watson Pharmaceuticals, Inc.*                       10,000            616,400
                                                                           ------------
                                                                             13,608,970
                                                                           ------------
PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.1%
          Applera Corp.-Applied
              Biosystems Group(a)                              3,000       $     80,250
          Medtronic, Inc.                                     24,000          1,104,240
                                                                           ------------
                                                                              1,184,490
                                                                           ------------
     SEMICONDUCTORS -- 0.5%
          Analog Devices, Inc.*                               10,000            432,500
          Vitesse Semiconductor Corp.*                         5,000            105,200
                                                                           ------------
                                                                                537,700
                                                                           ------------
     TELECOMMUNICATIONS EQUIPMENT -- 1.4%
          JDS Uniphase Corp.*(a)                              15,000            187,500
          Motorola, Inc.                                      50,000            828,000
          Qualcomm, Inc.*(a)                                   9,000            526,320
                                                                           ------------
                                                                              1,541,820
                                                                           ------------
     TOBACCO -- 1.1%
          Philip Morris Cos., Inc.(a)                         23,000          1,167,250
                                                                           ------------
      TOTAL MANUFACTURING                                                    44,893,975
                                                                           ------------
   MINING -- 0.5%
     ALUMINUM -- 0.5%
          Alcoa, Inc.                                         13,000            512,200
                                                                           ------------
      TOTAL MINING                                                              512,200
                                                                           ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.8%
          Equity Office Properties Trust                      60,000          1,897,800
                                                                           ------------
      TOTAL REAL ESTATE INVESTMENT TRUSTS                                     1,897,800
                                                                           ------------
   SERVICES -- 4.4%
     BUSINESS SERVICES -- 2.0%
          Automatic Data Processing, Inc.                     25,000          1,242,500
          Interpublic Group of Cos., Inc.                     30,000            880,500
                                                                           ------------
                                                                              2,123,000
                                                                           ------------
     INTERNET SERVICES -- 2.4%
          AOL Time Warner, Inc.*(a)                           50,000          2,650,000
                                                                           ------------
      TOTAL SERVICES                                                          4,773,000
                                                                           ------------
   TRANSPORTATION -- 1.0%
     AIR TRANSPORTATION SCHEDULED -- 1.0%
          Southwest Airlines Co.                              60,000          1,109,400
                                                                           ------------
      TOTAL TRANSPORTATION                                                    1,109,400
                                                                           ------------
   WHOLESALE & RETAIL TRADE -- 6.6%
     MISCELLANEOUS RETAIL STORES -- 0.3%
          Family Dollar Stores, Inc.                          14,000            358,820
                                                                           ------------
     RETAIL BUILDING MATERIAL -- 2.0%
          Home Depot, Inc.                                    45,000          2,094,750
                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------       ------------
     RETAIL DEPARTMENT STORES -- 2.7%
          Target Corp.                                        25,000       $    865,000
          Wal-Mart Stores, Inc.                               43,000          2,098,400
                                                                           ------------
                                                                              2,963,400
                                                                           ------------
     WHOLESALE MISCELLANEOUS -- 1.6%
          Costco Wholesale Corp.*(a)                          16,000            657,280
          Sysco Corp.                                         40,000          1,086,000
                                                                           ------------
                                                                              1,743,280
                                                                           ------------
      TOTAL WHOLESALE & RETAIL TRADE                                          7,160,250
                                                                           ------------
      TOTAL COMMON STOCK
          (COST $84,842,712)                                                104,758,633
                                                                           ------------
SHORT-TERM INVESTMENTS -- 33.5%
          Sansom Street Fund -- Money
              Market Portfolio                             2,880,699          2,880,699
          Short-term Investments Held as
              Collateral for Loaned Securities
              (see Note 5)                                                   33,388,354
                                                                           ------------

TOTAL SHORT-TERM INVESTMENTS
      (COST $36,269,053)                                                     36,269,053
                                                                           ------------

TOTAL INVESTMENTS -- 130.3%
      (COST $121,111,765)+                                                  141,027,686

OTHER ASSETS AND
      LIABILITIES, NET -- (30.3%)                                           (32,854,587)
                                                                           ------------
NET ASSETS -- 100%                                                         $108,173,099
                                                                           ============

ADR - American Depository Receipt

*   Non-income producing security.

(a) Security partially or fully on loan (see Note 5).

+ The cost for Federal income tax purposes was $121,452,112. At June 30, 2001, net unrealized appreciation was $19,575,574. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $22,549,373, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,973,799.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I-- EQUITY SERIES / SMALL CAP CORE SERIES

  INVESTMENTS / JUNE 30, 2001
  (Showing Percentage of Total Value of Net Assets)

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------      -------------
COMMON STOCK -- 92.4%
   COMMUNICATION & BROADCASTING -- 3.3%
          Emmis Communications
              Corp. - Class A*(a)                             45,000      $   1,383,750
          Mediacom Communications
              Corp.*(a)                                      119,875          2,116,992
          Primus Telecommunications
              Group, Inc.*                                    83,700             68,634
          Saga Communications, Inc.*                          37,500            890,250
                                                                          -------------
      TOTAL COMMUNICATION & BROADCASTING                                      4,459,626
                                                                          -------------
   COMPUTER SERVICES -- 4.5%
          Aspen Technology, Inc.*                             99,800          2,415,160
          Avici Systems, Inc.*                                15,165            129,964
          Factset Research Systems, Inc.                      76,600          2,734,620
          Fiserv, Inc.*                                       12,500            799,750
                                                                          -------------
      TOTAL COMPUTER SERVICES                                                 6,079,494
                                                                          -------------
   FINANCE & INSURANCE -- 7.3%
     FINANCIAL SERVICES -- 0.9%
          Affiliated Managers
              Group, Inc.*                                    19,000          1,168,500
                                                                          -------------
     INSURANCE CARRIERS-- 4.8%
          Delphi Financial Group,
              Inc. - Class A*                                 52,802          2,032,877
          HCC Insurance Holdings                              40,000            980,000
          Protective Life Corp.                               61,000          2,096,570
          RenaissanceRe Holdings, Ltd.                        19,238          1,425,536
                                                                          -------------
                                                                              6,534,983
                                                                          -------------
     STATE & NATIONAL BANKS -- 1.6%
          Colonial BancGroup, Inc.                            95,950          1,379,761
          Commonwealth Bancorp, Inc.                          46,900            838,103
                                                                          -------------
                                                                              2,217,864
                                                                          -------------
      TOTAL FINANCE & INSURANCE                                               9,921,347
                                                                          -------------
   MANUFACTURING -- 41.4%
     AIRCRAFT & AEROSPACE -- 6.0%
          Alliant Techsystems, Inc.*                          15,625          1,404,687
          Titan Corp.*(a)                                    123,200          2,821,280
          Triumph Group, Inc.*                                80,175          3,928,575
                                                                          -------------
                                                                              8,154,542
                                                                          -------------
     AUTO PARTS & EQUIPMENT -- 0.7%
          Borg-Warner Automotive, Inc.                        20,500          1,017,210
                                                                          -------------
     BATTERY POWERED SYSTEMS AND COMPONENTS -- 0.3%
          Valence Technology, Inc.*(a)                        52,675            338,700
                                                                          -------------
     BIOTECHNOLOGY -- 4.6%
          CV Therapeutics, Inc.*                              20,000          1,140,000
          Invitrogen Corp.*                                   15,000      $   1,077,000
          Progenics Pharmaceuticals,
              Inc.*                                           30,000            573,300
          Protein Design Labs, Inc.*                          33,300          2,889,108
          Regeneron Pharmaceuticals,
              Inc.*                                           17,000            589,050
                                                                          -------------
                                                                              6,268,458
                                                                          -------------
     CHEMICAL & ALLIED PRODUCTS -- 1.3%
          Cambrex Corp.                                       35,000          1,770,300
                                                                          -------------
     COMPUTERS & OFFICE EQUIPMENT -- 2.8%
          Black Box Corp.*                                    12,000            808,320
          Brocade Communications
              Systems, Inc.*(a)                               16,000            703,840
          QLogic Corp.*(a)                                    34,925          2,250,916
                                                                          -------------
                                                                              3,763,076
                                                                          -------------
     DIVERSIFIED - INDUSTRIAL PRODUCTS -- 2.9%
          CLARCOR, Inc.                                       71,425          1,917,761
          Teleflex, Inc.                                      47,000          2,068,000
                                                                          -------------
                                                                              3,985,761
                                                                          -------------
     ELECTROMED. & ELECTROTHERAPEUTIC APPARATUS -- 0.1%
          Rita Medical Systems, Inc.*                         30,248            145,493
                                                                          -------------
     ELECTRONIC & MECHANICAL INDUSTRIAL POWER -- 0.4%
          H Power Corp.*(a)                                   60,100            583,571
                                                                          -------------
     ELECTRONICS -- 2.0%
          Astropower, Inc.*(a)                                31,350          1,634,589
          Mercury Computer
              Systems, Inc.*                                  22,650          1,121,175
                                                                          -------------
                                                                              2,755,764
                                                                          -------------
     GENERAL CONSTRUCTION - SINGLE HOMES -- 2.4%
          Centex Corp.                                        29,000          1,181,750
          Pulte Homes Corp.                                   30,800          1,313,004
          Toll Brothers, Inc.                                 20,000            786,200
                                                                          -------------
                                                                              3,280,954
                                                                          -------------
     LIGHTING FIXTURES -- 0.1%
          Advanced Lighting
              Technologies, Inc.*                             40,300            177,320
                                                                          -------------
     MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.1%
          Cognex Corp.*                                       18,800            636,380
          IDEX Corp.                                          27,100            921,400
          SureBeam Corp. - Class A(a)                         73,325          1,255,324
                                                                          -------------
                                                                              2,813,104
                                                                          -------------
     PHARMACEUTICAL PREPARATIONS -- 7.7%
          Alkermes, Inc.*                                     28,100            986,310
          Cell Therapeutics, Inc.*(a)                         34,950            966,018
          Enzon, Inc.*(a)                                     10,000            625,000
          Guilford Pharmaceuticals, Inc.*                     45,800          1,557,200
          Ilex Oncology, Inc.*                                33,100            989,690

    The accompanying notes are an integral part of the financial statements.

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------      -------------
          ImmunoGen, Inc.*(a)                                 33,575      $     671,500
          Inspire Pharmaceuticals                             50,850            711,900
          IntraBiotics
              Pharmaceuticals, Inc.*                          26,700             38,715
          Noven Pharmaceuticals, Inc.*                        32,000          1,254,400
          Praecis Pharmaceuticals, Inc.*                      45,000            739,800
          Tanox, Inc.*                                        20,000            631,000
          Texas Biotechnology Corp.*                          71,600            600,008
          Tularik, Inc.*(a)                                   30,000            774,900
                                                                          -------------
                                                                             10,546,441
                                                                          -------------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 6.5%
          Aclara Biosciences, Inc.*                           57,000            564,300
          Biosite Diagnostics, Inc.*                          38,375          1,719,200
          Closure Medical Corp.*                              30,000            689,100
          Cryolife, Inc.*                                     43,650          1,785,722
          Mentor Corp.                                        35,000            997,500
          Orthofix International NV*                         114,075          3,060,632
                                                                          -------------
                                                                              8,816,454
                                                                          -------------
     TELECOMMUNICATIONS EQUIPMENT -- 1.5%
          Avanex Corp.*(a)                                       400              3,880
          C-COR.net Corp.*                                    59,500            714,000
          Gilat Satellite Networks, Ltd.*                      5,000             60,000
          Harman International
              Industries, Inc.                                33,820          1,288,204
                                                                          -------------
                                                                              2,066,084
                                                                          -------------
      TOTAL MANUFACTURING                                                    56,483,232
                                                                          -------------
   OIL & GAS -- 6.4%
     CRUDE PETROLEUM & NATURAL GAS -- 1.6%
          Houston Exploration Co.*                            68,300          2,134,375
                                                                          -------------
     DRILLING OIL & GAS WELLS -- 0.7%
          Patterson UTI Energy, Inc.*                         56,500          1,009,655
                                                                          -------------
     OIL & GAS EXPLORATION -- 2.1%
          Peabody Energy Corp.                                   489             16,015
          Stone Energy Corp.*                                 28,000          1,240,400
          Vintage Petroleum, Inc.                             86,000          1,608,200
                                                                          -------------
                                                                              2,864,615
                                                                          -------------
     OIL FIELD MACHINERY & EQUIPMENT -- 1.0%
          Core Laboratories NV*                               70,000          1,312,500
                                                                          -------------
     PETROLEUM REFINING -- 1.0%
          Tesoro Petroleum Corp.*                            114,625          1,444,275
                                                                          -------------
      TOTAL OIL & GAS                                                         8,765,420
                                                                          -------------
   REAL ESTATE INVESTMENT TRUSTS -- 5.5%
          Alexandria Real Estate
              Equities, Inc.                                  33,675          1,340,265
          Cabot Industrial Trust                              54,925          1,153,425
          Developers Diversified
              Realty Corp.                                    74,000      $   1,360,120
          Health Care Property
              Investors, Inc.                                 33,084          1,138,090
          Kilroy Realty Corp.                                 41,050          1,194,555
          Shurgard Storage Centers, Inc.                      42,425          1,325,781
                                                                          -------------
      TOTAL REAL ESTATE INVESTMENT TRUSTS                                     7,512,236
                                                                          -------------
   SERVICES -- 13.9%
     ADVERTISING SERVICES -- 1.1%
          Interpublic Group of Cos.                           11,400            334,590
          Valassis Communications, Inc.*(a)                   34,250          1,226,150
                                                                          -------------
                                                                              1,560,740
                                                                          -------------
     AMUSEMENT & RECREATIONAL SERVICES-- 2.2%
          International Sweedway Corp. -
              Class A                                         43,200          1,814,400
          Speedway Motorsports, Inc.*                         25,000            630,250
          World Wrestling Federation
              Entertainment, Inc.                             40,000            552,000
                                                                          -------------
                                                                              2,996,650
                                                                          -------------
     BUSINESS SERVICES -- 4.8%
          Acxiom Corp.*                                       64,700            846,923
          Bright Horizons Family
              Solutions, Inc.                                 49,925          1,567,645
          Diamondcluster
              International, Inc.*                             7,500             95,475
          F.Y.I., Inc.*                                       51,475          2,110,475
          Profit Recovery Group
              International, Inc.*                           165,200          1,893,192
                                                                          -------------
                                                                              6,513,710
                                                                          -------------
     COMMERCIAL SERVICES -- 0.8%
          Steiner Leisure, Ltd.*                              56,600          1,132,000
                                                                          -------------
     ELECTRICAL WORK -- 0.6%
          Quanta Services, Inc.*                              35,625            785,175
                                                                          -------------
     INTERNET SERVICES -- 1.0%
          Commerce One, Inc.*                                 97,850            571,444
          GRIC Communications, Inc.*(a)                       20,000             60,000
          Homestore.com, Inc.*                                20,950            732,412
                                                                          -------------
                                                                              1,363,856
                                                                          -------------
     MEDICAL & HEALTH SERVICES -- 3.4%
          Orthodontic Centers of
              America, Inc.*(a)                               94,400          2,868,816
          Rightchoice Managed
              Care, Inc.                                      40,000          1,776,000
                                                                          -------------
                                                                              4,644,816
                                                                          -------------
     TOTAL SERVICES                                                          18,996,947
                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                                                              VALUE
                                                             SHARES          (NOTE 2)
                                                            --------      -------------
   TRANSPORTATION -- 0.4%
     FREIGHT & SHIPPING -- 0.4%
          Sea Containers, Ltd. - Class A                      25,544      $     478,184
                                                                          -------------
      TOTAL TRANSPORTATION                                                      478,184
                                                                          -------------
   WHOLESALE & RETAIL TRADE -- 9.7%
     MISCELLANEOUS RETAIL STORES -- 3.5%
          Ethan Allen Int., Inc                               20,000            650,000
          Linens `N Things, Inc.*(a)                          60,200          1,644,664
          O'Reilly Automotive, Inc.*                          85,000          2,439,500
                                                                          -------------
                                                                              4,734,164
                                                                          -------------
     RETAIL EATING & DRINKING PLACES -- 2.5%
          Applebees International                             40,000          1,280,000
          Buca, Inc.*                                        100,000          2,175,000
          Checkers Drive-In
              Restaurants*                                     3,093                  3
                                                                          -------------
                                                                              3,455,003
                                                                          -------------
     RETAIL - COOKWARE, HOME FURNISHINGS -- 1.7%
          Williams-Sonoma, Inc.*                              59,000          2,290,380
                                                                          -------------
     RETAIL - MAIL ORDER -- 0.7%
          MSC Industrial Direct Co., Inc.                     56,400            981,360
                                                                          -------------
     WHOLESALE - SPORTING & RECREATION GOODS -- 1.3%
          SCP Pool Corp.*                                     52,300      $   1,801,212
                                                                          -------------
TOTAL WHOLESALE & RETAIL TRADE                                               13,262,119
                                                                          -------------
TOTAL COMMON STOCK
          (COST $105,257,101)                                               125,958,605
                                                                          -------------
SHORT-TERM INVESTMENTS -- 20.1%
      Sansom Street Fund - Money
          Market Portfolio                                 7,430,406          7,430,406
      Temp Cash Fund - Dollar Series                       1,379,452          1,379,452
      Short-Term Investments Held as
          Collateral for Loaned Securities
          (see Note 5)                                                       18,583,225
                                                                          -------------
      TOTAL SHORT-TERM INVESTMENTS
          (COST $27,393,083)                                                 27,393,083
                                                                          -------------
TOTAL INVESTMENTS -- 112.5%
      (COST $132,650,184)+                                                  153,351,688
OTHER ASSETS AND
      LIABILITIES, NET -- (12.5%)                                           (17,097,628)
                                                                          -------------
NET ASSETS -- 100.0%                                                       $136,254,060
                                                                          =============

*   Non-income producing security.

(a) Security partially or fully on loan (see Note 5).

+ The cost for Federal income tax purposes was $132,650,184. At June 30, 2001, net unrealized appreciation was $20,701,504. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $31,835,665, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $11,134,161.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I-- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES

  INVESTMENTS / JUNE 30, 2001
  (Showing Percentage of Total Value of Net Assets)

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
COMMON STOCK -- 94.6%
   AUSTRALIA -- 2.6%
          BHP Billiton, Ltd. (Metals-
              Non Ferrous)                                    78,876        $   416,409
          BHP Billiton, Ltd. (Deferred Shares)*
              (Metals-Non Ferrous)                            84,011            454,616
          National Australia Bank, Ltd.
              (Banking)                                       36,000            641,172
          News Corp., Ltd., ADR
              (Broadcasting & Publishing)                      7,029            261,127
          WMC, Ltd. (Diversified-
              Minerals)                                       37,373            181,921
                                                                            -----------
      TOTAL AUSTRALIA                                                         1,955,245
                                                                            -----------
   AUSTRIA -- 0.1%
          OMV AG (Petroleum Refining)                          1,200            100,572
                                                                            -----------
      TOTAL AUSTRIA                                                             100,572
                                                                            -----------
   BELGIUM -- 0.6%
          Interbrew (Beverages)                               12,500            334,394
          KBC Bancassurance Holding
              (Banks)                                          4,250            151,112
                                                                            -----------
      TOTAL BELGIUM                                                             485,506
                                                                            -----------
   BRAZIL -- 0.7%
          CIA Companhia Paranaense de
              Energia-Copel, ADR (Electric
              Companies & Systems)                            60,000            450,600
          Companhia Vale do Rio Doce*
              (Metals-Non Ferrous)                             3,200                  0
          Embraer - Empresa Brasileira de
              Aeronautica SA, ADR
              (Aerospace)                                      3,055            119,298
                                                                            -----------
      TOTAL BRAZIL                                                              569,898
                                                                            -----------
   CANADA -- 2.8%
          Alberta Energy Co., Ltd.
              (Oil & Gas-Exploration &
              Production)                                     12,000            494,214
          Alcan, Inc., ADR (Aluminum)                          9,513            399,736
          Biovail Corp* (Drugs &
              Pharmaceuticals)                                 1,810             79,112
          Biovail Corp., ADR* (Drugs &
              Pharmaceuticals)                                 1,742             75,777
          C-MAC Industries, Inc.* (Electronic
              Components)                                      7,219            191,231
          Canadian Imperial Bank of
              Commerce (Banking)                               5,130            174,599
          Canadian National Railway Co.
              (Transportation-Road & Rail)                    10,858        $   439,749
          Nortel Networks Corp.
              (Telecommunications
              Equipment)                                           1                  8
          Precision Drilling Corp.*
              (Oil & Gas Operations)                             600             18,721
          Royal Bank of Canada (Banking)                       9,087            290,832
                                                                            -----------
      TOTAL CANADA                                                            2,163,979
                                                                            -----------
   DENMARK -- 0.7%
          Kobenhavns Lufthavne A/S
              (Transportation Services)                        4,500            350,534
          Novo Nordisk A/S (B Shares)
              (Pharmaceutical Preparations)                    4,600            203,486
                                                                            -----------
      TOTAL DENMARK                                                             554,020
                                                                            -----------
   FINLAND -- 1.0%
          Aldata Solutions Oyj* (Computer
              Services Software & Systems)                    70,000            240,002
          Elisa Communications Oyj
              (A Shares)
              (Telecommunications)                             7,898            129,110
          Nokia Oyj (Telecommunications)                       6,100            138,242
          Nokia Oyj, ADR
              (Telecommunications)                             2,848             62,770
          Stora Enso Oyj (R Shares)
              (Forest Products & Paper)                        8,100             87,772
          UPM-Kymmene Oyj (Forest
              Products & Paper)                                2,400             67,841
                                                                            -----------
      TOTAL FINLAND                                                             725,737
                                                                            -----------
   FRANCE -- 13.2%
          Accor SA (Hotels, Other
              Lodging Places)                                  2,086             88,032
          Assurances Generales De France
              (AGF) (Insurance)                                3,174            176,536
          Aventis SA (Health & Personal
              Care)                                           14,844          1,185,017
          BNP Paribas SA (Banking)                             6,570            571,769
          Christian Dior SA (Recreation,
              Other Consumer Goods)                            3,061            110,132
          Coflexip SA (Oil & Gas Field
              Services, N.E.C)                                   182             27,410
          Compagnie Francaise d'Etudes
              et de Construction SA (Technip)
              (Building & Construction)                          177             24,814
          Compagnie Generale d'Industrie
              et de Participations (CGIP)
              (Metal Products)                                 1,580             47,805

    The accompanying notes are an integral part of the financial statements.

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
          CGIP - CW03 Cap Gemini,
          Warrants* (Metal Products)                           1,580        $     1,150
          Compagnie Generale de
              Geophysique SA (CGG)*
              (Oil & Gas Operations)                             386             21,028
          Credit Lyonnais SA (Banking)                         8,066            291,027
          European Aeronautic Defence and
              Space Co. (EADS)
              (Aerospace & Defense)                            4,599             84,681
          Eurotunnel SA* (Building &
              Construction)                                  264,435            275,351
          Groupe Danone (Food and
              Beverage                                         3,039            417,038
          Havas Advertising SA
              (Advertising)                                   11,114            122,314
          JC Decaux SA (Advertising)                           2,157             28,852
          Lafarge SA (Building Materials &
              Components)                                     10,536            900,863
          LVMH Moet Hennessy Louis
              Vuitton (Diversified-Industrial &
              Consumer Products)                               2,272            114,442
          Orange SA*
              (Telecommunications)                            13,893            112,909
          Pechiney SA (Metal Fabricating)                      2,341            118,909
          Rhodia SA (Chemicals-
              Specialty)                                      28,606            314,820
          Sanofi-Synthelabo SA (Drugs &
              Pharmaceuticals)                                 1,819            119,343
          Schneider Electric SA
              (Electronics)                                    7,317            404,490
          Societe BIC SA (Recreation, Other
              Consumer Goods)                                  2,501             91,042
          Societe Generale (Banks)                             3,448            204,182
          STMicroelectronics NV
              (Semiconductors)                                 3,010            104,475
          Suez SA (Business & Public
              Services)                                       32,480          1,044,868
          Total Fina Elf SA (Petroleum
              Refining)                                       12,716          1,780,524
          Usinor SA (Metals-Steel)                            10,174            106,715
          Vivendi Environnement (Sanitary
              Services)                                        3,885            163,492
          Vivendi Universal SA (Commercial
              Services)                                       17,476          1,018,610
                                                                            -----------
      TOTAL FRANCE                                                           10,072,640
                                                                            -----------
GERMANY -- 8.3%
          Allianz AG (Insurance)                               2,036        $   597,576
          BASF AG (Chemicals)                                 15,785            618,710
          Bayer AG (Medical Chemicals &
              Botanical Products)                              9,871            384,398
          Bayerische Hypo-Und
              Vereinsbank AG (Banking)                         5,847            285,608
          Bayerische Motoren Werke (BMW)
              AG (Automobiles)                                 6,500            214,055
          Deutsche Bank AG (Financial
              Services)                                        9,274            662,630
          Deutsche Post AG (Transportation
              Services)                                        3,649             57,767
          Deutsche Telekom AG
              (Telecommunications)                             7,953            179,495
          E.On AG (Electric Companies &
              Systems)                                        25,066          1,302,913
          Ergo Versicherungs Gruppe AG
              (Insurance)                                      1,520            220,683
          KarstadtQuelle AG
              (Merchandising)                                  8,562            265,651
          Metro AG (Retail-Department
              Stores)                                         13,548            510,384
          Muenchener Rueckversicherungs
              Gesellschaft AG (Financial
              Services)                                        2,401            673,810
          ProSieben Sat.1 Media AG
              (Television)                                     1,613             23,214
          Schering AG (Pharmaceutical
              Preparations)                                    6,956            364,512
                                                                            -----------
      TOTAL GERMANY                                                           6,361,406
                                                                            -----------
   HONG KONG -- 1.4%
          China Mobile HK, Ltd.*
              (Telecommunications)                            42,600            225,026
          China Resources Enterprise, Ltd.
              (Diversified-Industrial &
              Consumer Products                              106,070            178,832
          China Unicom, Ltd., ADR*
              (Telecommunications)                            25,800            456,660
          Citic Pacific, Ltd.
              (Multi-Industrial)                              39,600            122,614
          Hutchinson Whampoa, Ltd.
              (Diversified-Industrial &
              Consumer Products)                              11,800            119,140
                                                                            -----------
      TOTAL HONG KONG                                                         1,102,272
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
   IRELAND -- 3.2%
          Bank of Ireland (Banking)                           73,153        $   724,573
          Elan Corp. PLC, ADR*
              (Pharmaceutical Preparations)                   18,590          1,133,990
          IONA Technologies PLC, ADR*
              (Computer Services Software
              & Systems)                                       7,000            269,500
          Irish Life & Permanent PLC
              (Financial Services)                            30,425            355,444
                                                                            -----------
      TOTAL IRELAND                                                           2,483,507
                                                                            -----------
   ISRAEL -- 1.2%
          Check Point Software
              Technologies Ltd., ADR*
              (Internet Services)                              3,736            188,930
          Teva Pharmaceutical Industries
              Ltd., ADR (Pharmaceutical
              Preparations)                                   12,000            747,600
                                                                            -----------
      TOTAL ISRAEL                                                              936,530
                                                                            -----------
   ITALY -- 2.8%
          Assicurazioni Generali
              (Insurance)                                      8,600            258,457
          ENI SPA (Energy Sources)                            19,400            236,497
          Italgas SPA (Natural Gas
              Distrigution)                                   29,000            254,098
          Mediobanca SPA (Financial
              Services)                                       38,200            408,117
          Riunione Adriatica di Sicurta
              (RAS) SPA (Insurance)                           45,700            561,752
          Saipem SPA (Oil & Gas Field
              Services, N.E.C)                                 4,300             23,552
          San Paolo - IMI SPA (Banking)                       17,500            224,298
          Telecom Italia SPA
              (Telecommunications)                            17,186            154,221
                                                                            -----------
      TOTAL ITALY                                                             2,120,992
                                                                            -----------
   JAPAN -- 15.6%
          Asahi Glass Co., Ltd. (Building
              Materials & Components)                         16,000            132,910
          Canon, Inc. (Data Processing &
               Reproduction)                                  23,500            949,681
          Chugai Pharmaceutical Co., Ltd.
              (Pharmaceutical Preparations)                   13,000            197,738
          Dai Nippon Printing Co., Ltd.
              (Printing & Publishing)                          3,000             36,611
          Daiwa Securities Group, Inc.
              (Financial Services)                            26,000            272,059
          East Japan Railway Co., Ltd.
              (Transportation-Road & Rail)                        57        $   329,069
          Fast Retailing Co., Ltd. (Retail
              Apparel & Accessory Stores)                        800            139,197
          Fujitsu, Ltd. (Data Processing &
              Reproduction)                                   40,000            420,156
          Furukawa Electric Co., Ltd. (Wire,
              Cable and Cord Products)                         8,500             67,814
          Hitachi, Ltd. (Electronic Equipment
              & Components)                                    9,000             88,401
          Honda Motor Co., Ltd.
              (Automobiles)                                    3,100            136,214
          Ito-Yokado Co., Ltd. (Retail
              Food Stores)                                     3,000            138,315
          Matsushita Electric Industrial
              Co., Ltd. (Appliances &
              Household Durables)                             27,400            428,854
          Mitsubishi Estate Company, Ltd.
              (Real Estate)                                   26,000            239,120
          Mitsubishi Heavy Industries, Ltd.
              (Diversified-Manufacturing
              Industries)                                     21,000             95,810
          Mitsui Fudosan Co., Ltd.
              (Real Estate)                                   72,000            775,910
          Mizuho Holdings, Inc. (Banking)                         10             46,506
          Murata Manufacturing Co., Ltd.
              (Electronic Equipment &
              Components)                                      1,000             66,471
          NEC Corp. (Telecommunications)                      31,500            425,588
          Nikko Securities Co., Ltd.
              (Financial Services)                            34,000            272,348
          Nintendo Co., Ltd. (Recreation,
              Other Consumer Goods)                            1,090            198,395
          Nippon Telegraph & Telephone Corp.
              (Telecommunications)                                25            130,296
          Nissan Motor Co., Ltd.
              (Automobiles)                                   63,900            441,147
          Nomura Securities Co., Ltd.
              (Security & Commodity Brokers,
              Dealers & Services)                             36,600            701,388
          NTT DoComo, Inc.
              (Telecommunications)                                33            574,187
          Pioneer Corp. (Electronics)                          6,610            200,872
          Promise Co., Ltd. (Financial
              Services)                                        4,000            329,710
          Ricoh Co., Ltd. (Data Processing &
              Reproduction)                                   19,000            409,812
          Rohm Co., Ltd. (Electronics:
              Semi-Conductors)                                   600             93,236

    The accompanying notes are an integral part of the financial statements.

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
          Sankyo Co., Ltd. (Pharmaceutical
              Preparations)                                   10,000        $   180,411
          Sega Corp.* (Recreation, Other
              Consumer Goods)                                  4,700             83,286
          Sharp Corp. (Electronic
              Technology)                                     37,600            512,526
          Shin-Etsu Chemical Co., Ltd.
              (Chemicals)                                      9,000            330,512
          Sony Corp. (Electrical &
              Electronics)                                    10,100            664,071
          Takeda Chemical Industries, Ltd.
              (Pharmaceutical Preparations)                   13,600            632,479
          Teijin, Ltd. (Chemicals)                            21,400            120,285
          Tokyo Electron, Ltd. (Electronic
              Equipment & Components)                          1,200             72,645
          Toshiba Corp. (Electrical &
              Electronics)                                    28,000            147,953
          Toyota Motor Corp.
              (Automobiles)                                   18,900            665,282
          UFJ Holdings, Inc. (Banks)                              28            150,647
          West Japan Railway Co.
              (Transportation-Road & Rail)                         4             21,681
                                                                            -----------
      TOTAL JAPAN                                                            11,919,593
                                                                            -----------
   KOREA -- 1.0%
          Samsung Electronics Co., Ltd.
              (Electronics)                                      840            124,018
          Samsung Electronics Co., Ltd.,
              GDR (Electrical &
              Electronics)                                     3,103            243,430
          SK Telecom Co., Ltd., ADR
              (Telecommunications)                            22,240            375,856
                                                                            -----------
      TOTAL KOREA                                                               743,304
                                                                            -----------
   MEXICO -- 0.4%
          America Movil SA de CV, ADR
              (Series L)
              (Telecommunications)                             8,820            183,985
          Grupo Televisa SA, ADR*
              (Broadcast Media)                                2,697            107,907
                                                                            -----------
      TOTAL MEXICO                                                              291,892
                                                                            -----------
   NETHERLANDS -- 8.1%
          Akzo Nobel NV (Chemicals)                            8,363            353,992
          ASML Holding NV*
              (Semiconductors)                                 3,070             68,847
          Buhrmann NV (Data Processing &
              Reproduction)                                   11,680            110,151
          DSM NV (Chemicals)                                   5,990            208,416
          Elsevier NV (Printing &
              Publishing)                                      7,700      $      95,823
          Fortis (NL) NV (Financial
              Services)                                       22,238            540,682
          Gucci Group NV, ADR
              (Textiles & Apparel)                             1,500            125,625
          Heineken NV (Beverages)                              9,600            387,092
          ING Groep NV (Financial
              Services)                                       20,842          1,362,130
          Koninklijke Philips
              Electronics NV (Electronics)                    12,142            321,836
          Koninklijke Ahold NV (Retail
              Drug Stores)                                    20,975            657,000
          Numico NV
              (Food & Household Products)                      3,509            134,658
          Unilever NV (Food & Household
              Products)                                       19,648          1,177,642
          Van der Moolen Holding NV
              (Financial Services)                             4,200            109,868
          VNU NV (Printing &
              Publishing)                                     14,900            504,555
          Wolters Kluwer NV (Printing &
              Publishing)                                      1,600             43,006
                                                                            -----------
      TOTAL NETHERLANDS                                                       6,201,323
                                                                            -----------
   NORWAY -- 0.6%
          Norsk Hydro ASA
              (Manufacturing-Diverse)                          2,900            122,859
          Statoil ASA* (Oil & Gas-
              Exploration & Production)                       42,950            317,448
                                                                            -----------
      TOTAL NORWAY                                                              440,307
                                                                            -----------
   PORTUGAL -- 0.3%
          Brisa Auto Estradas de Portugal
              SA (Transportation-
              Road & Rail)                                    31,067            263,003
                                                                            -----------
      TOTAL PORTUGAL                                                            263,003
                                                                            -----------
   SINGAPORE -- 0.3%
          Flextronics International, Ltd.*
              (Electric & Electronic
              Machinery, Equip)                                8,426            220,003
                                                                            -----------
      TOTAL SINGAPORE                                                           220,003
                                                                            -----------
   SOUTH AFRICA -- 0.7%
          Sappi Ltd., ADR (Paper &
              Paper Products)                                 56,000            501,200
                                                                            -----------
      TOTAL SOUTH AFRICA                                                        501,200
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
   SPAIN -- 2.9%
          Actividades De Construction Y
              Servicios SA (Construction &
              Housing)                                        11,000        $   304,883
          Banco Santander Central
              Hispano SA (Banking)                            51,000            461,972
          Endesa SA (Electric
              Companies & Systems)                            24,000            382,784
          Industria de Diseno Textil SA
              (Inditex)* (Retail Apparel &
              Accessory Stores)                               17,430            278,145
          Repsol YPF, SA (Petroleum
              Refining)                                       14,400            237,716
          Telefonica SA*
              (Telecommunications)                            33,743            415,917
          Telefonica SA, ADR
              (Telecommunications)                             3,723            138,645
                                                                            -----------
      TOTAL SPAIN                                                             2,220,062
                                                                            -----------
   SWEDEN -- 2.3%
          Atlas Copco AB (Machinery &
              Heavy Equipment)                                16,000            316,766
          Ericsson LM (B Shares)
              (Telecommunications
              Equipment)                                      90,400            494,147
          Ericsson LM Telephone, ADR
              (Telecommunications
              Equipment)                                       9,800             53,116
          Investor AB (B Shares)
              (Financial Services)                            16,967            215,887
          Nordea AB (Banking)                                 65,735            374,420
          Tele2 AB*
              (Telecommunications)                             8,600            279,292
                                                                            -----------
      TOTAL SWEDEN                                                            1,733,628
                                                                            -----------
   SWITZERLAND -- 5.8%
          Adecco SA (Human Resources)                          2,427            114,237
          Ciba Specialty Chemicals AG
              (Chemical & Allied Products)                       551             32,113
          Credit Suisse Group (REG)
              (Savings, Credit & Other
              Financial Institutions)                          2,116            347,889
          Julius Baer Holding AG (Banks)                          49            188,519
          Nestle SA (Food & Household
              Products)                                        6,388          1,357,674
          Novartis AG (Reg. Shares)
              (Pharmaceutical Preparations                    21,950            794,418
          Serono SA (Biotechnology)                              463            459,304
          Syngenta AG (Chemicals-Specialty)                      293             15,405
          UBS AG (Banking)                                     5,434        $   778,510
          Zurich Financial Services AG
              (Insurance)                                        906            308,998
                                                                            -----------
      TOTAL SWITZERLAND                                                       4,397,067
                                                                            -----------
   TAIWAN -- 0.6%
          Taiwan Semiconductor
              Manufacturing Co., Ltd.,
              ADR* (Semiconductors)                           20,073            304,912
          United Microelectronics Corp.,
              ADR* (Semiconductors)                           18,095            161,046
                                                                            -----------
      TOTAL TAIWAN                                                              465,958
                                                                            -----------
   UNITED KINGDOM -- 17.4%
          Amdocs, Ltd.*
              (Telecommunications)                             3,416            183,952
          Amvescap PLC (Financial
              Services)                                       14,339            249,057
          Anglo American PLC
              (Diversified-Minerals)                           5,632             84,358
          BAE Systems PLC (Aerospace &
              Defense)                                        47,412            227,048
          Bhp Billiton PLC (Metals-Steel)                     31,049            154,693
          BP PLC (Petroleum Refining)                        164,563          1,352,785
          British Airways PLC
              (Transportation-Airlines)                       54,539            263,863
          British Telecommunications PLC
              (Telecommunications)                            28,750            180,741
          Carlton Communications PLC
              (Leisure & Tourism)                             25,851            122,160
          CGNU PLC (Insurance)                                34,000            470,050
          Compass Group PLC* (Misc. Food
              Preparations &
              Kindred Products)                               31,847            254,855
          Diageo PLC (Food and
              Beverage)                                       86,778            951,955
          EMI Group PLC (Broadcast
              Media)                                          32,742            185,116
          Energis PLC*
              (Telecommunications)                            75,000            199,095
          GlaxoSmithKline PLC (Health &
              Personal Care)                                  51,128          1,438,139
          Granada PLC (Diversified-
              Commerical Services)                            95,536            200,537
          Hays PLC (Diversified-
              Commerical Services)                            51,803            133,509
          Invensys PLC (Diversified-
              Manufacturing Industries)                      184,300            349,922
          J Sainsbury PLC (Food &
              Household Products)                             59,752            372,489

    The accompanying notes are an integral part of the financial statements.

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
          Kingfisher PLC (Food & Household Products)          19,031        $   102,980
          Logica PLC (Computer Services)                      25,000            303,433
          Matalan PLC (Retail Apparel &
              Accessory Stores)                               31,190            216,917
          Misys PLC (Computer Services)                       17,087            119,436
          PowerGen PLC (Utilities-
              Eletrical & Gas)                                 7,063             71,422
          Reckitt Benckiser PLC (Food &
              Household Products)                              3,737             53,871
          Reed International PLC
              (Printing & Publishing)                         72,969            646,533
          Reuters Group PLC (Business &
              Public Services)                                27,221            353,360
          Rio Tinto PLC
              (Metals-Non Ferrous)                            12,605            223,725
          RMC Group PLC (Building
              Materials & Components)                            330              3,179
          Royal & Sun Alliance Insurance
              Group PLC (Insurance)                           30,950            232,877
          Royal Bank of Scotland
              Group PLC (Banking)                             24,500            539,942
          Safeway PLC (Retail Food
              Stores)                                         25,730            145,743
          Scottish & Southern Energy PLC
              (Electric Companies &
              Systems)                                        16,750            157,834
          Scottish Power PLC (Electric
              Companies & Systems)                            10,450             76,865
          Shell Transport & Trading Co. PLC
              (Petroleum Refining)                           118,763            987,144
          Spirent PLC (Telecommunications
              Equipment)                                       7,667             23,830
          Standard Chartered PLC
              (Banks)                                         12,728            163,076
          Telewest Communications PLC*
              (Telephone Communcation)                        80,144            100,317
          Vodafone Group PLC
              (Telecommunications
              Equipment)                                     493,381          1,092,886
          WPP Group PLC (Services-
              Advertising)                                    31,632            311,413
                                                                            -----------
      TOTAL UNITED KINGDOM                                                   13,301,107
                                                                            -----------
TOTAL COMMON STOCK (COST $75,802,404)                                        72,330,751
                                                                            -----------
PREFERRED STOCK -- 0.0%
   FRANCE -- 0.0 %
          Casino Guichard Perrachon SA
              (Merchandising)                                    570        $    32,813
                                                                            -----------
      TOTAL FRANCE                                                               32,813
                                                                            -----------
      TOTAL PREFERRED STOCK (COST $36,190)                                       32,813
                                                                            -----------
TOTAL INVESTMENTS -- 94.6 %
    (COST $75,838,594)+                                                      72,363,564
OTHER ASSETS AND
    LIABILITIES, NET -- 5.4 %                                                 4,162,468
                                                                            -----------
NET ASSETS -- 100 %                                                         $76,526,032
                                                                            ===========

ADR - American Depository Receipt

GDR - Global Depository Receipt.

* Non-income producing security.

+ The cost for Federal income tax purposes was $77,394,318. At June 30, 2001, net unrealized depreciation was $5,030,753. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,577,866, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $7,608,619.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I-- EQUITY SERIES / LARGE CAP VALUE SERIES
  INVESTMENTS / JUNE 30, 2001
  (Showing Percentage of Total Value of Net Assets)

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
COMMON STOCK -- 94.6%
   AEROSPACE & DEFENSE -- 3.2%
     AEROSPACE  1.9%
          Embraer-Empresa Brasileira
              ADR(a)                                        44,900         $  1,753,345
                                                                           ------------
     DEFENSE -- 1.3%
          L-3 Communications Holdings,
              Inc.*(a)                                      15,400            1,175,020
                                                                           ------------
      TOTAL AEROSPACE & DEFENSE                                               2,928,365
                                                                           ------------
   COMMUNICATION & BROADCASTING -- 16.1%
          AT & T Corp.(a)                                  108,000            2,376,000
          Cablevision Systems Corp. --
              Class A*(a)                                   15,700              918,450
          Comcast Corp -- Class A*(a)                       20,400              885,360
          News Corp., Ltd., ADR --
              Class A(a)                                    62,000            2,008,800
          Nextel Communications, Inc.*(a)                   58,000            1,015,000
          Verizon Communications, Inc.                      30,940            1,655,290
          Viacom, Inc. -- Class B*(a)                       38,800            2,007,900
          Walt Disney Co.                                   63,300            1,828,737
          WorldCom, Inc. -- MCI Group                        49,388              795,147
          WorldCom, Inc. -- WorldCom
              Group*(a)                                     74,700            1,060,740
                                                                           ------------
      TOTAL COMMUNICATION & BROADCASTING                                     14,551,424
                                                                           ------------
   COMPUTER SERVICES -- 2.8%
          Ceridian Corp.*(a)                                53,700            1,029,429
          IMS Health, Inc.                                  52,100            1,484,850
                                                                           ------------
      TOTAL COMPUTER SERVICES                                                 2,514,279
                                                                           ------------
   ELECTRIC, GAS & WATER UTILITIES -- 3.3%
          Duke Energy Corp.(a)                              29,800            1,162,498
          Exelon Corp.                                      27,700            1,776,124
                                                                           ------------
      TOTAL ELECTRIC, GAS & WATER UTILITIES                                   2,938,622
                                                                           ------------
   FINANCE & INSURANCE -- 21.5%
     FINANCIAL SERVICES -- 6.4%
          American Express Co.                              45,400            1,761,520
          Bank of America Corp.                             23,400            1,404,702
          Citigroup, Inc.(a)                                49,142            2,596,663
                                                                           ------------
                                                                              5,762,885
                                                                           ------------
      INSURANCE CARRIERS -- 9.5%
          ACE Ltd.                                          16,100              629,349
          Allmerica Financial Corp.                         34,000            1,955,000
          American International Group,
              Inc.(a)                                       16,500            1,419,000
          AON Corp.(a)                                      62,000            2,170,000
          Hartford Financial Services
              Group, Inc.                                   23,100         $  1,580,040
          Jefferson-Pilot Corp.                             16,650              804,528
                                                                           ------------
                                                                              8,557,917
                                                                           ------------
     SAVINGS, CREDIT & OTHER FINANCIAL
          INSTITUTIONS -- 2.9%
          Freddie Mac                                       19,500            1,365,000
          Washington Mutual, Inc.(a)                        34,300            1,287,965
                                                                           ------------
                                                                              2,652,965
                                                                           ------------
     SECURITY & COMMODITY BROKERS,
          DEALERS & SERVICES -- 2.7%
          Bear Stearns Cos., Inc.(a)                        24,255            1,430,317
          Merrill Lynch & Co., Inc.(a)                      16,600              983,550
                                                                           ------------
                                                                              2,413,867
                                                                           ------------
      TOTAL FINANCE & INSURANCE                                              19,387,634
                                                                           ------------
   MANUFACTURING -- 21.1%
     ADHESIVES & SEALANTS -- 0.9%
          Avery Dennison Corp.                              15,600              796,380
                                                                           ------------
     AUTOMOTIVE PARTS -- EQUIPMENT -- 1.1%
          Delphi Automotive Systems Corp.                   59,200              943,056
                                                                           ------------
     CHEMICAL & ALLIED PRODUCTS -- 5.3%
          Air Products & Chemicals, Inc.                    22,800            1,043,100
          Dow Chemical Co.(a)                               54,700            1,818,775
          Du Pont (E.I.) de Nemours &
               Co.(a)                                       19,700              950,328
          Rohm & Haas Co.                                   28,300              931,070
                                                                           ------------
                                                                              4,743,273
                                                                           ------------
     CONSUMER PRODUCTS -- 2.5%
          General Electric Co.                              31,200            1,521,000
          Gillette Co.(a)                                   26,000              753,740
                                                                           ------------
                                                                              2,274,740
                                                                           ------------
     FOOD & BEVERAGE -- 2.0%
          Kraft Foods, Inc. -- Class A*                     58,900            1,825,900
                                                                           ------------
     INDUSTRIAL AUTOMATION -- 2.0%
          Rockwell International Corp               .       47,500            1,810,700
                                                                           ------------
     PHARMACEUTICAL PREPARATIONS -- 4.4%
          Abbott Laboratories                               18,900              907,389
          American Home Products Corp.                      15,500              905,820
          Schering -- Plough Corp.                          59,000            2,138,160
                                                                           ------------
                                                                              3,951,369
                                                                           ------------
     PLUMBING FIXTURES & HEATING EQUIPMENT -- 1.9%
          Masco Corp.(a)                                    70,200            1,752,192
                                                                           ------------
     SEMICONDUCTORS -- 1.0%
          Intel Corp.                                       30,100              880,425
                                                                           ------------
TOTAL MANUFACTURING                                                          18,978,035
                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                                                                               VALUE
                                                             SHARES           (NOTE 2)
                                                            --------        -----------
   MINING -- 0.9%
     ALUMINUM -- 0.9%
          Alcoa, Inc.                                       19,600          $   772,240
                                                                           ------------
      TOTAL MINING                                                              772,240
                                                                           ------------
   OIL & GAS -- 6.6%
          Alberta Energy Co., Ltd.                          19,600              808,304
          Anadarko Petroleum Corp.                          13,100              707,793
          Burlington Resources, Inc.                        22,800              910,860
          Chevron Corp.(a)                                  19,100            1,728,550
          El Paso Corp.(a)                                  21,461            1,127,561
          Enron Corp.(a)                                    14,200              695,800
                                                                           ------------
      TOTAL OIL & GAS                                                         5,978,868
                                                                           ------------
   SERVICES -- 3.8%
     BUSINESS SERVICES -- 2.0%
          Cendant Corp.*(a)                                 89,600            1,747,200
                                                                           ------------
     PRINTING & PUBLISHING -- 1.8%
          McGraw-Hill Cos., Inc.                            24,700            1,633,905
                                                                           ------------
      TOTAL SERVICES                                                          3,381,105
                                                                           ------------
   TECHNOLOGY -- 7.8%
     COMPUTERS & OFFICE EQUIPMENT -- 1.7%
          International Business Machines
              Corp.                                         13,300            1,502,900
                                                                           ------------
     COMPUTER SOFTWARE -- 3.4%
          Computer Associates
              International, Inc.(a)                        49,700            1,789,200
          Compuware Corp.*                                  94,000            1,315,060
                                                                           ------------
                                                                              3,104,260
                                                                           ------------
     ELECTRONICS -- 1.6%
          Agilent Technologies, Inc.*                       44,000            1,430,000
                                                                           ------------
     TELECOMMUNICATIONS EQUIPMENT -- 1.1%
          Motorola, Inc.                                    60,000              993,600
                                                                           ------------
      TOTAL TECHNOLOGY                                                        7,030,760
                                                                           ------------
   TRANSPORTATION -- 1.1%
     AIR TRANSPORTATION SCHEDULED -- 1.1%
          Continental Airlines, Inc. --
              Class B*(a)                                   19,400              955,450
                                                                           ------------
      TOTAL TRANSPORTATION                                                      955,450
                                                                           ------------
   WHOLESALE & RETAIL TRADE -- 6.4%
     RETAIL EATING & DRINKING PLACES -- 1.9%
          McDonald's Corp.                                  32,600         $    882,156
          Tricon Global Restaurants, Inc.*(a)               18,700              820,930
                                                                           ------------
                                                                              1,703,086
                                                                           ------------
     RETAIL FOOD STORES -- 1.0%
          Safeway, Inc.*                                    19,100              916,800
                                                                           ------------
     SPECIALTY RETAIL STORES -- 3.5%
          Autonation, Inc.*                                132,900            1,541,640
          Toys R Us, Inc.*                                  65,500            1,621,125
                                                                           ------------
                                                                              3,162,765
                                                                           ------------
      TOTAL WHOLESALE & RETAIL TRADE                                          5,782,651
                                                                           ------------
      TOTAL COMMON STOCK
          (COST $74,276,021)                                                 85,199,433
                                                                           ------------

SHORT-TERM INVESTMENTS -- 37.1%
          Sansom Street Fund -- Money Market
              Portfolio                                  1,565,883            1,565,883
          Short-term Investments
              Held as Collateral for
              Loaned Securities (see Note 5)                                 31,917,287
                                                                           ------------
      TOTAL SHORT-TERM INVESTMENTS
          (COST $33,483,170)                                                 33,483,170
                                                                           ------------

                                                                              VALUE
                                                           PAR              (NOTE 2)
                                                        ----------         -----------
U.S. AGENCY OBLIGATIONS-- 1.1%
          Federal Home Loan Banks
              Discount Notes, 3.94%,
              07/02/01                                  $1,000,000              999,891
                                                                           ------------
      TOTAL U.S. AGENCY OBLIGATIONS
          (COST $999,891)                                                       999,891
                                                                           ------------
TOTAL INVESTMENTS-- 132.8%
      (COST $108,759,082)+                                                  119,682,494
OTHER ASSETS AND
      LIABILITIES, NET-- (32.8%)                                            (29,540,683)
                                                                           ------------
NET ASSETS-- 100%                                                          $ 90,141,811
                                                                           ============

ADR - American Depository Receipt

*   Non-income producing security.

(a) Security partially or fully on loan (see Note 5).

+ The cost for Federal income tax purposes was $109,239,237. At June 30, 2001, net unrealized appreciation was $10,443,257. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $11,781,891, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,338,634.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                      WT LARGE CAP                                  INTERNATIONAL      LARGE CAP
                                                         GROWTH         LARGE CAP      SMALL CAP    MULTI-MANAGER       VALUE
                                                         SERIES        CORE SERIES    CORE SERIES       SERIES          SERIES
                                                      ------------    ------------    ------------  -------------    ------------
ASSETS:
Investment in securities, at value*                   $159,270,698    $141,027,686    $153,351,688    $72,363,564    $119,682,494
Cash                                                            --              --              --      3,825,936              --
Receivable for contributions                                85,080          82,440         239,151        147,335         206,414
Receivable for investments sold                          1,883,530       2,432,846       8,171,795        341,378       3,922,936
Dividends and interest receivable                           63,262          80,518         100,602        313,255          77,643
                                                      ------------    ------------    ------------    -----------    ------------
Total assets                                           161,302,570     143,623,490     161,863,236     76,991,468     123,889,487
                                                      ------------    ------------    ------------    -----------    ------------
LIABILITIES:
Obligation to return securities lending collateral              --      33,388,354      18,583,225            --       31,917,287
Payable for withdrawals                                  2,830,295           4,307           1,084         18,054          76,995
Payable for investments purchased                               --       1,975,090       6,941,944        370,268       1,699,135
Unrealized depreciation on forward foreign
   currency exchange contracts                                  --              --              --            743              --
Accrued advisory fee                                        74,434          61,434          64,538         41,158          40,923
Other accrued expenses                                      25,861          21,206          18,385         35,213          13,336
                                                      ------------    ------------    ------------    -----------    ------------
Total liabilities                                        2,930,590      35,450,391      25,609,176        465,436      33,747,676
                                                      ------------    ------------    ------------    -----------    ------------
NET ASSETS                                            $158,371,980    $108,173,099    $136,254,060    $76,526,032    $ 90,141,811
                                                      ============    ============    ============    ===========    ============
*Investments at cost                                  $188,848,605    $121,111,765    $132,650,184    $75,838,594    $108,759,082

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2001

                                                      WT LARGE CAP      LARGE CAP      SMALL CAP     INTERNATIONAL     LARGE CAP
                                                         GROWTH           CORE            CORE       MULTI-MANAGER        VALUE
                                                         SERIES          SERIES          SERIES         SERIES           SERIES
                                                     -------------    ------------    ------------   -------------    ------------
INVESTMENT INCOME:
   Dividends                                         $     569,847    $  1,205,900    $    547,863    $  1,173,124    $  1,057,949
   Interest                                                270,445         150,819         483,408         228,582         335,066
   Securities lending                                           --          24,523          43,814              --          21,501
   Foreign tax withheld                                     (3,472)         (5,791)             --        (124,669)         (3,636)
                                                     -------------    ------------    ------------    ------------    ------------
   Total investment income                                 836,820       1,375,451       1,075,085       1,277,037       1,410,880
                                                     -------------    ------------    ------------    ------------    ------------
EXPENSES:
   Advisory fees                                         1,196,668         806,073         661,975         513,922         449,744
   Administration and accounting fees                      230,686         128,397         120,152         114,577          89,418
   Custody fees                                             46,894          23,302          20,127         177,135          19,674
   Trustees' fees                                            3,540           3,834           3,540           3,540           3,834
   Professional fees                                        33,966          24,260          22,506          22,265          24,729
   Other                                                       286           1,103             213             179           1,091
                                                     -------------    ------------    ------------    ------------    ------------
      Total expenses before fee waivers                  1,512,040         986,969         828,513         831,618         588,490
      Fees waived                                               --         (66,106)             --         (45,554)             --
                                                     -------------    ------------    ------------    ------------    ------------
         Total expenses, net                             1,512,040         920,863         828,513         786,064         588,490
                                                     -------------    ------------    ------------    ------------    ------------
   Net investment income (loss)                           (675,220)        454,588         246,572         490,973         822,390
                                                     -------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) on investments
      and foreign currency                             (26,850,415)      1,895,943       7,759,003      (7,467,673)      3,330,183
   Change in unrealized appreciation
      (depreciation) on investments and
      foreign currency                                 (76,620,463)    (29,542,789)    (13,336,501)    (18,052,229)      2,827,358
                                                     -------------    ------------    ------------    ------------    ------------
   Net gain (loss) on investments and
      foreign currency                                (103,470,878)    (27,646,846)     (5,577,498)    (25,519,902)      6,157,541
                                                     -------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $(104,146,098)   $(27,192,258)   $ (5,330,926)   $(25,028,929)   $  6,979,931
                                                     =============    ============    ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                     WT LARGE CAP       LARGE CAP      SMALL CAP     INTERNATIONAL     LARGE CAP
                                                         GROWTH           CORE            CORE       MULTI-MANAGER       VALUE
                                                         SERIES          SERIES          SERIES          SERIES          SERIES
                                                     -------------    ------------    ------------   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                      $    (675,220)   $    454,588    $    246,572    $    490,973    $    822,390
   Net realized gain (loss) on investments and
      foreign currency                                 (26,850,415)      1,895,943       7,759,003      (7,467,673)      3,330,183
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currency                                         (76,620,463)    (29,542,789)    (13,336,501)    (18,052,229)      2,827,358
                                                     -------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
   from operations                                    (104,146,098)    (27,192,258)     (5,330,926)    (25,028,929)      6,979,931
                                                     -------------    ------------    ------------    ------------    ------------
Transactions in beneficial interest:
   Contributions                                        48,127,720      30,197,062      70,240,280      70,310,040      22,850,948
   Withdrawals                                         (63,003,155)    (22,793,962)    (32,140,593)    (52,840,071)    (11,917,996)
                                                     -------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
   transactions in beneficial interest                 (14,875,435)      7,403,100      38,099,687      17,469,969      10,932,952
                                                     -------------    ------------    ------------    ------------    ------------
Total increase (decrease) in net assets               (119,021,533)    (19,789,158)     32,768,761      (7,558,960)     17,912,883
NET ASSETS:
   Beginning of year                                   277,393,513     127,962,257     103,485,299      84,084,992      72,228,928
                                                     -------------    ------------    ------------    ------------    ------------
   End of year                                       $ 158,371,980    $108,173,099    $136,254,060    $ 76,526,032    $ 90,141,811
                                                     =============    ============    ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2000

                                                      WT LARGE CAP                                     INTERNATIONAL     LARGE CAP
                                                          GROWTH        LARGE CAP       SMALL CAP      MULTI-MANAGER       VALUE
                                                        SERIES(1)      CORE SERIES    CORE SERIES(1)     SERIES(1)       SERIES(1)
                                                     -------------    ------------    --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                       $   (857,350)   $    512,420     $      2,363    $    510,603     $   378,676
   Net realized gain on investments and
      foreign currency                                  80,443,340       5,103,747        7,235,984      12,549,593       5,143,515
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currency                                         (18,376,861)      5,391,617       19,142,527       1,822,183       6,386,560
                                                      ------------    ------------     ------------    ------------     -----------
Net increase in net assets resulting
   from operations                                      61,209,129      11,007,784       26,380,874      14,882,379      11,908,751
                                                      ------------    ------------     ------------    ------------     -----------
Transactions in beneficial interests:
   Contributions                                       259,475,928      14,440,897       95,126,611      84,593,238      79,403,657
   Withdrawals                                         (43,291,544)    (36,841,804)     (18,022,186)    (15,390,625)    (19,083,480)
                                                      ------------    ------------     ------------    ------------     -----------
Net increase (decrease) in net assets from
   transactions in beneficial interest                 216,184,384     (22,400,907)      77,104,425      69,202,613      60,320,177
                                                      ------------    ------------     ------------    ------------     -----------
Total increase (decrease) in net assets                277,393,513     (11,393,123)     103,485,299      84,084,992      72,228,928
NET ASSETS:
   Beginning of period                                          --     139,355,380               --              --              --
                                                      ------------    ------------     ------------    ------------     -----------
   End of period                                      $277,393,513    $127,962,257     $103,485,299    $ 84,084,992     $72,228,928
                                                      ============    ============     ============    ============     ===========

(1) For the period November 1, 1999 (commencement of operations) through June 30, 2000.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series, and Large Cap Value Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   SECURITY VALUATION. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchanges, and

   (ii) purchases and sales of equity investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   FEDERAL INCOME TAXES. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   INVESTMENT INCOME ALLOCATION. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), serves as investment adviser to the Large Cap Core Series, Small Cap Core Series, and International Multi-Manager Series. Prior to May 9, 2001, Wilmington Trust Company, a wholly owned subsidiary of WTC, served as investment adviser under identical terms. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Large Cap Value Series. Roxbury Capital Management, LLC ("Roxbury") serves as investment adviser to the WT Large Cap Growth Series. For its services, each adviser receives a fee as follows:

                                                                          % OF AVERAGE DAILY NET ASSETS
                                                               ---------------------------------------------------
   WT Large Cap Growth Series                                  .55% up to $1 billion; .50% of next $1 billion; and
                                                               .45% in excess of $2 billion
   Large Cap Core Series                                       .70% up to $1 billion; .65% of
                                                               next $1 billion; and .60% in excess of $2 billion
   Small Cap Core Series                                       .60% up to $1 billion; .55% of
                                                               next $1 billion; and .50% in excess of $2 billion
   International Multi-Manager Series                          .65%
   Large Cap Value Series                                      .55% up to $1 billion; .50% of
                                                               next $1 billion; and .45% in excess of $2 billion

   Clemente Capital Inc., Invista Capital Management LLC, and Scudder Kemper Investments Inc. serve as sub-advisers to the International Multi-Manager Series. RSMC, not the Series, pays the sub-advisers from its advisory fee.

   RSMC has agreed to waive its fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of average daily net assets for the Large Cap Core Series. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment advisers agreed to waive their fees or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 0.80% of average daily net assets for the Small Cap Core Series, 1.00% of average daily net assets for the International Multi-Manager Series, and 0.75% of average daily net assets for Large Cap Value Series and WT Large Cap

   Growth Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

   PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

   Wilmington Trust Company serves as custodian and PFPC Trust Company serves as sub-custodian to the WT Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value Series. Deutsche Bank serves as custodian to the International Multi-Manager Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participate in a $25,000,000 Credit Agreement, which expires December 26, 2001. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No amounts were outstanding at June 30, 2001. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Large Cap Core, Small Cap Core, and Large Cap Value Series may lend their securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At June 30, 2001, the market value of securities on loan for the Large Cap Core, Small Cap Core and Large Cap Value Series was $32,372,579,$18,192,304, and $31,165,429, respectively, and the market value of the related collateral was $33,388,354, $18,583,225, and $31,917,287, respectively.

6. INVESTMENT SECURITIES. During the fiscal year ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                         WT LARGE CAP     LARGE CAP      SMALL CAP   INTERNATIONAL    LARGE CAP
                                            GROWTH          CORE           CORE      MULTI-MANAGER      VALUE
                                            SERIES         SERIES         SERIES        SERIES         SERIES
                                        --------------------------------------------------------------------------
   Purchases                             $165,392,729    $85,964,811   $92,474,166    $82,669,126    $93,753,752
   Sales                                  189,557,661     81,082,380    53,887,458     63,662,315     82,781,265

7. FINANCIAL HIGHLIGHTS.

                                                                                                   FOR THE PERIOD
                                                                    FOR THE FISCAL YEAR         NOVEMBER 1, 1999(1)
                                                                           ENDED                      THROUGH
   WT LARGE CAP GROWTH SERIES                                          JUNE 30, 2001               JUNE 30, 2000
                                                                   ---------------------       --------------------
   Total Return                                                           (39.35)%                     28.40%**
   Ratios to Average Net Assets:
      Expenses                                                              0.69%                       0.67%*
      Net investment loss                                                  (0.31)%                     (0.47)%*
   Portfolio Turnover Rate                                                    78%                         88%

                                                                          FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                   -------------------------------------------------
   LARGE CAP CORE SERIES                                           2001        2000      1999       1998     1997(2)
                                                                   ----        ----      ----       ----     -------
   Total Return                                                  (21.50)%      8.53%      N/A        N/A       N/A
   Ratios to Average Net Assets:
      Expenses:
         Including expense limitations                              0.80%      0.80%     0.74%      0.74%     0.86%*
         Excluding expense limitations                              0.86%      0.84%     0.85%      0.87%     1.02%*
      Net investment income                                         0.39%      0.40%     0.70%      0.87%     0.91%*
   Portfolio Turnover Rate                                            72%        12%        5%        93%       26%

                                                                                                 FOR THE PERIOD
                                                                    FOR THE FISCAL YEAR         NOVEMBER 1, 1999(1)
                                                                           ENDED                     THROUGH
   SMALL CAP CORE SERIES                                               JUNE 30, 2001              JUNE 30, 2000
                                                                   ---------------------       --------------------
   Total Return                                                           (6.81)%                      37.30%**
   Ratios to Average Net Assets:
      Expenses                                                             0.75%                        0.49%*
      Net investment income                                                0.22%                        0.00%*
   Portfolio Turnover Rate                                                   53%                          33%

                                                                                                 FOR THE PERIOD
                                                                    FOR THE FISCAL YEAR         NOVEMBER 1, 1999(1)
                                                                           ENDED                     THROUGH
   INTERNATIONAL MULTI-MANAGER SERIES                                  JUNE 30, 2001              JUNE 30, 2000
                                                                   ---------------------       --------------------
   Total Return                                                           (27.48)%                    20.70%**
   Ratios to Average Net Assets:
      Expenses:
         Including expense limitations                                      0.99%                      0.95%*
         Excluding expense limitations                                      1.05%                      0.95%*
      Net investment income                                                 0.62%                      0.92%*
   Portfolio Turnover Rate                                                    86%                        57%

                                                                                                  FOR THE PERIOD
                                                                    FOR THE FISCAL YEAR         NOVEMBER 1, 1999(1)
                                                                           ENDED                      THROUGH
   LARGE CAP VALUE SERIES                                              JUNE 30, 2001              JUNE 30, 2000
                                                                   ---------------------       --------------------
   Total Return                                                             9.38%                     18.70%**
   Ratios to Average Net Assets:
      Expenses                                                              0.72%                      0.69%*
      Net investment income                                                 1.01%                      0.82%*
   Portfolio Turnover Rate                                                   109%                       110%

*   Annualized.

**  Not annualized.

(1) Commencement of operations.

(2) For the period March 1, 1997 (commencement of operations).

8. COMMITMENTS. At June 30, 2001, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                               NET UNREALIZED
   SETTLEMENT                                  CONTRACT       VALUE AT          APPRECIATION
      DATE              CURRENCY PURCHASED      AMOUNT      JUNE 30, 2001      (DEPRECIATION)
   ----------         ---------------------   ----------   ---------------    ----------------
     7/2/2001         34,640 British Pound     $49,093         $48,718             $(375)
     7/2/2001         77,190 Danish Krona        8,801           8,778               (23)

                                                                               NET UNREALIZED
    SETTLEMENT                                 CONTRACT        VALUE AT         APPRECIATION
       DATE               CURRENCY SOLD         AMOUNT      JUNE 30, 2001      (DEPRECIATION)
   ----------         ---------------------   ----------   ---------------    ----------------
     7/2/2001         42,447 Euro               $35,761         $35,934            $(173)
     7/2/2001         44,804 British Pound       62,878          63,013             (135)
     7/2/2001         1,649,046 Japanese Yen     13,185          13,222              (37)

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   To the Shareholders and Beneficial Interest Holders of WT Investment Trust I:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series and Large Cap Value Series (the "Series")(each a series of WT Investment Trust I) as of June 30, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Series' custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

   Philadelphia, Pennsylvania
   August 3, 2001

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